UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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PEAPACK-GLADSTONE FINANCIAL CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PEAPACK-GLADSTONE FINANCIAL CORPORATION

500 HILLS DRIVE

BEDMINSTER, NEW JERSEY 07921

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON TUESDAY, APRIL 22, 2014

To Our Shareholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Peapack-Gladstone Financial Corporation will be held at the Basking Ridge Country Club, 185 Madisonville Road, Basking Ridge, New Jersey, on Tuesday, April 22, 2014, at 2:00 p.m. local time for the purpose of considering and voting upon the following matters:

1.	Election of the twelve directors named herein to serve until the expiration of their terms and thereafter until their successors shall have been duly elected and qualified.
2.	To approve, on a non-binding basis, the compensation of the Corporation’s named executive officers as determined by the Compensation Committee.
3.	The approval of the amended Peapack-Gladstone Financial Corporation 2012 Long-Term Stock Incentive Plan, which includes an increase in the share reserve by 300,000 shares.
4.	The approval of the Peapack-Gladstone Financial Corporation 2014 Employee Stock Purchase Plan.
5.	The ratification of the appointment of Crowe Horwath LLP as the Corporation’s independent registered public accounting firm for the year ending December 31, 2014.
6.	Such other business as may properly come before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on March 12, 2014, are entitled to receive notice of, and to vote at, the meeting.

You are urged to read carefully the attached proxy statement relating to the meeting.

Shareholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, we urge you to exercise your right to vote as promptly as possible. You may revoke your proxy by filing a later-dated proxy or a written revocation of the proxy with the Corporate Secretary of Peapack-Gladstone prior to the meeting. If you attend the meeting, you may revoke your proxy by filing a later-dated proxy or written revocation of the proxy with the Corporate Secretary of the meeting prior to the voting of such proxy.

By Order of the Board of Directors

MARY M. RUSSELL,

CORPORATE SECRETARY

Bedminster, New Jersey

March 21, 2014

YOUR VOTE IS IMPORTANT.

PLEASE SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED

OR VOTE BY TELEPHONE OR INTERNET.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE SHAREHOLDER MEETING TO BE HELD ON APRIL 22, 2014

This Proxy Statement and our Annual Report are available at

https://www.snl.com/IRWebLinkX/GenPage.aspx?IID=1137117&GKP=1073749107

PEAPACK-GLADSTONE FINANCIAL CORPORATION

500 HILLS DRIVE

BEDMINSTER, NEW JERSEY 07921

PROXY STATEMENT

DATED MARCH 21, 2014

GENERAL PROXY STATEMENT INFORMATION

This proxy statement is furnished to the shareholders of Peapack-Gladstone Financial Corporation (“Peapack-Gladstone”) in connection with the solicitation by the Board of Directors of Peapack-Gladstone of proxies for use at the Annual Meeting of Shareholders to be held at the Basking Ridge Country Club, 185 Madisonville Road, Basking Ridge, New Jersey on Tuesday, April 22, 2014 at 2:00 p.m. local time. This proxy statement is first being mailed to shareholders on approximately March 21, 2014.

VOTING INFORMATION

Outstanding Securities and Voting Rights

The record date for determining shareholders entitled to notice of, and to vote at, the meeting is March 12, 2014. Only shareholders of record as of the record date will be entitled to notice of, and to vote at, the meeting.

On the record date 12,030,253 shares of Peapack-Gladstone's common stock, no par value, were outstanding and eligible to be voted at the meeting. Each share of Peapack-Gladstone's common stock is entitled to one vote.

Required Vote

The election of directors requires the affirmative vote of a plurality of Peapack-Gladstone's common stock voted at the meeting, whether voted in person or by proxy. At the meeting, inspectors of election will tabulate both ballots cast by shareholders present and voting in person, and votes cast by proxy. Under applicable New Jersey law and Peapack-Gladstone's certificate of incorporation and by-laws, abstentions and broker non-votes are counted for purpose of establishing a quorum but have no impact on the election of directors.

The approval, on a non-binding basis, of the compensation of the Corporation’s named executive officers as determined by the Compensation Committee requires the affirmative vote of a majority of the votes cast at the meeting, whether voted in person or by proxy. Abstentions and broker non-votes will have no impact on the approval of this advisory proposal.

The approval of the amended Peapack-Gladstone Financial Corporation 2012 Long-Term Stock Incentive Plan requires the affirmative vote of a majority of the votes cast at the meeting, whether voted in person or by proxy. Abstentions and broker non-votes will have no effect on the approval of the amended 2012 Long-Term Stock Incentive Plan.

The approval of the Peapack-Gladstone Financial Corporation 2014 Employee Stock Purchase Plan requires the affirmative vote of a majority of the votes cast at the meeting, whether voted in person or by proxy. Abstentions and broker non-votes will have no effect on the approval of the 2014 Employee Stock Purchase Plan.

The ratification of the appointment of Crowe Horwath LLP requires the affirmative vote of a majority of the votes cast at the meeting, whether voted in person or by proxy. Abstentions and broker non-votes will have no impact on the ratification of Crowe Horwath LLP’s appointment.

All shares represented by valid proxies received pursuant to this solicitation will be voted FOR the election of the 12 nominees for director who are named in this proxy statement, FOR the approval, on a non-binding basis, of the compensation of the Corporation’s named executive officers as determined by the Compensation Committee, FOR the approval of the amended Peapack-Gladstone Financial Corporation 2012 Long-Term Stock Incentive Plan, FOR the approval of the Peapack-Gladstone Financial Corporation 2014 Employee Stock Purchase Plan, and FOR ratification of the appointment of Crowe Horwath LLP as the Corporation’s independent registered public accounting firm for the year ending December 31, 2014, unless the shareholder specifies a different choice by means of the proxy or revokes the proxy prior to the time it is exercised. Should any other matter properly come before the meeting, the persons named as proxies will vote upon such matters according to their discretion.

Revocability of Proxy

Any shareholder giving a proxy has the right to attend and to vote at the meeting in person. A proxy may be revoked prior to the meeting by filing a later-dated proxy or a written revocation if it is sent to the Corporate Secretary of Peapack-Gladstone, Mary M. Russell, at 500 Hills Drive, Suite 300, PO Box 700, Bedminster, New Jersey, 07921, and is received by Peapack-Gladstone in advance of the meeting. A proxy may be revoked at the meeting by filing a later-dated proxy or a written revocation with the Secretary of the meeting prior to the voting of such proxy or by voting in person at the meeting.

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Solicitation of Proxies

This proxy solicitation is being made by the Board of Peapack-Gladstone and its agent AST Phoenix Advisors and the costs of the solicitation will be borne by Peapack-Gladstone. In addition to the use of the mails, proxies may be solicited personally or by telephone, e-mail or facsimile transmission by directors, officers and employees of Peapack-Gladstone and its subsidiaries or AST Phoenix Advisors. Directors, officers and employees, will not be specially compensated for such solicitation activities. The amount Peapack-Gladstone will pay AST Phoenix Advisors for its proxy solicitation services is $6,500 plus certain out of pocket costs. Peapack-Gladstone will also make arrangements with brokers, dealers, nominees, custodians and fiduciaries to forward proxy soliciting materials to the beneficial owners of shares held of record by such persons, and Peapack-Gladstone may reimburse them for their reasonable expenses incurred in forwarding the materials.

PROPOSAL 1

ELECTION OF DIRECTORS

DIRECTOR INFORMATION

Peapack-Gladstone's by-laws authorize a minimum of five and a maximum of 25 directors; currently, the Board has 12 members. Directors are elected annually by the shareholders for one-year terms. Peapack-Gladstone's Nominating Committee has recommended to the Board the 12 current directors for reelection for one-year terms expiring at Peapack-Gladstone’s 2015 Annual Meeting of Shareholders or until their successors shall have been duly elected and qualified. If, for any reason, any of the nominees become unavailable for election, the proxy solicited by the Board will be voted for a substitute nominee selected by the Board. The Board has no reason to believe that any of the named nominees is unavailable for election or will not serve if elected.

Unless a shareholder indicates otherwise on the proxy, the proxy will be voted for the persons named in the table below to serve until the expiration of their terms, and thereafter until their successors have been duly elected and qualified.

The following table sets forth the names and ages of the Board's nominees for election, the nominees' positions with Peapack-Gladstone (if any), the principal occupation or employment of each nominee for the past five years and the period during which each nominee has served as a director of Peapack-Gladstone. The nominee's prior service as a director includes prior service as a director of Peapack-Gladstone Bank (the “Bank”) prior to the formation of the holding company. In addition, described below are each director nominee’s particular experience, qualifications, attributes or skills that have led the Board to conclude that the person should serve as a director.

NOMINEES FOR ELECTION AS DIRECTORS
Name and Position		Director	Principal Occupation or Employment for the Past Five Years;
With Peapack-Gladstone	Age	Since	Other Company Directorships
Finn M. W. Caspersen, Jr. Senior Executive Vice President, Chief Operating Officer and General Counsel	44	2012	Senior Executive Vice President, Chief Operating Officer and General Counsel of Peapack-Gladstone and the Bank. Mr. Caspersen began his career with Peapack-Gladstone in 2004 and is qualified to serve on the Board of Directors because of his business skills, his judgment, and his proven leadership.
Dr. Susan A. Cole	71	2014	President of Montclair State University. Dr. Cole, named to the Board in February 2014, is qualified to serve on the Board of Directors because of her 16 years as President of Montclair State University, the second largest university in New Jersey, with approximately 20,000 students, which is invaluable in the oversight of Bank operations.
Anthony J. Consi, II	68	2000	Retired; previously Senior Vice President of Finance and Operations, Weichert Realtors. Mr. Consi is qualified to serve on the Board of Directors because of his 15 years of public accounting experience at Coopers & Lybrand and his 22 years of finance and operations leadership at Weichert Realtors, both of which are invaluable to his role as Audit Committee Chairman.
Edward A. Gramigna, Jr.	53	2012	A managing partner of Drinker Biddle & Reath LLP. Mr. Gramigna is qualified to serve on the Board of Directors because of his 25 years of experience in trust, estate planning and estate administration, which is invaluable in the oversight of our wealth management division, PGB Trust & Investments.
Douglas L. Kennedy CEO	57	2012	President & CEO of Peapack-Gladstone and the Bank. Mr. Kennedy, who began his career in commercial banking in 1978, is qualified to serve on the Board of Directors because of his 36 years of commercial banking experience, demonstrated business leadership, judgment and vision.

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Name and Position		Director	Principal Occupation or Employment for the Past Five Years;
With Peapack-Gladstone	Age	Since	Other Company Directorships
Frank A. Kissel	63	1989	Former Chairman of the Board of Peapack-Gladstone and the Bank. Mr. Kissel, who began his career in banking 1973, is qualified to serve on the Board of Directors because of his 41 years of banking experience, demonstrated business leadership, judgment and vision. Mr. Kissel is also an employee of the Bank focused on business development.
John D. Kissel	61	1987	Real Estate Broker, Turpin Real Estate, Inc. Mr. Kissel is qualified to serve on the Board of Directors because of his 24 years of experience in the residential real estate market, which is invaluable to the Board’s oversight of the Corporation’s real estate loan portfolio.
James R. Lamb	71	1993	Principal of James R. Lamb, P.C., Attorney at Law. Mr. Lamb is qualified to serve on the Board of Directors because of his 47 years of legal experience, which is invaluable to the Board’s corporate governance program and the Board’s oversight of the Bank’s legal and regulatory affairs.
Edward A. Merton	73	1981	Retired; previously president of Merton Excavating and Paving Co. Mr. Merton is qualified to serve on the Board of Directors because of his 52 years of experience in managing a successful New Jersey business, which is invaluable to the Board’s oversight of the Corporation’s small business lending.
F. Duffield Meyercord Chairman	67	1991	Chairman of the Board of Peapack-Gladstone and the Bank; Partner of Carl Marks Advisory Group, LLC; President, Meyercord Advisors, Inc.; Director of Wayside Technology Group, Inc. (formerly Programmer’s Paradise, Inc.). Mr. Meyercord is qualified to serve on the Board of Directors because of his 39 years of experience in directing strategic projects and providing operational advisory services to numerous businesses, which is invaluable to the Board’s oversight of corporate strategy.
Philip W. Smith, III	58	1995	President, Phillary Management, Inc., a real estate management company. Mr. Smith is qualified to serve on the Board of Directors because of his 27 years of experience in commercial real estate agency and management, which is invaluable to the Board’s oversight of the Corporation’s real estate loan portfolio.
Beth Welsh	55	2012	General manager of Bassett Associates. Ms. Welsh is qualified to serve on the Board of Directors because of her 19 years of experience in the commercial real estate market as well as her past banking experience, which is invaluable to the Board’s oversight of the Corporation’s real estate lending and small business banking.

Other than Mr. Meyercord, none of our directors hold, or have held in the past five years, any directorships with respect to a public company or registered investment company.

Frank A. Kissel and John D. Kissel are brothers.

John R. Mulcahy retired as Director of Peapack-Gladstone and the Bank effective December 31, 2013.

Craig C. Spengeman retired as Director of Peapack-Gladstone and the Bank and as President of Peapack-Gladstone Trust & Investments effective December 31, 2013.

The members of our Board of Directors are persons who as a group we believe have demonstrated appropriate leadership skills, experience and judgment in areas that are relevant to our business. We believe that their collective ability to challenge and stimulate management and their dedication to the affairs of the Corporation serve the interests of the Corporation and its shareholders. In accordance with its charter, the Nominating Committee has established director qualifications and standards, and identifies and evaluates each candidate on a case-by-case basis including an assessment of the requisite skills and characteristics of new board members as well as the composition of the Board as a whole. This assessment includes consideration of the independence, diversity, skills, experience and other elements relevant to the success of our Corporation in today’s business environment. In selecting director nominees for our Board, we consider the collective experience, attributes and skills of the entire Board, as well as the ability of the individuals to work together with other members of the Board.

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RECOMMENDATION AND VOTE REQUIRED ON PROPOSAL 1

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE ‘FOR’ THE NOMINATED SLATE OF DIRECTORS INCLUDED IN PROPOSAL 1. Directors will be elected by a plurality of the votes cast at the meeting. Abstentions and broker non-votes will have no impact on the election of directors.

CORPORATE GOVERNANCE

General

The business and affairs of Peapack-Gladstone are managed under the direction of the Board of Directors. Members of the Board are kept informed of Peapack-Gladstone's business through discussions with our President and CEO and Peapack-Gladstone’s other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees. All members of the Board also served as directors of Peapack-Gladstone's subsidiary bank, Peapack-Gladstone Bank, during 2013. The Board of Directors of Peapack-Gladstone and Peapack-Gladstone Bank held 12 meetings during 2013. During 2013, each director of Peapack-Gladstone attended no fewer than 93% of the total number of meetings of Peapack-Gladstone’s Board and meetings of committees on which such director served. It is Peapack-Gladstone’s policy to encourage director attendance at the Annual Meeting absent a compelling reason such as illness. Last year, all but one director attended the Annual Meeting.

Our Board of Directors believes that the purpose of corporate governance is to maximize shareholder value in a manner consistent with legal requirements. The Board has adopted corporate governance principles, which the Board and senior management believe promote this purpose. We periodically review these governance principles, the rules and listing standards of the NASDAQ Stock Market (“NASDAQ”) and Securities and Exchange Commission (the “SEC”) regulations.

Board Leadership Structure and Role in Risk Oversight

Mr. Frank A. Kissel served as Chairman of the Board of Directors from 2001 until December 2013. In December 2013, the Board of Directors appointed F. Duffield Meyercord to the position of Chairman of the Board of Directors. Mr. Kissel continues as a member of our Board of Directors. Mr. Douglas L. Kennedy was appointed to the position of Chief Executive Officer (“CEO”) in October 2012. Our Board of Directors is comprised of 12 directors, including Mr. Meyercord, Mr. Kissel and Mr. Kennedy, a majority of which are independent directors. The board has three primary committees composed sole of independent directors – Audit, Compensation, and Nominating - under applicable NASDAQ rules with each of the three committees having a separate independent chair. In addition to these three committees, the Corporation also has a Risk Committee, which, along with our Board of Directors is responsible for overseeing the Company’s risk management. Our full Board receives and reviews a company-wide risk assessment annually. While the Risk Committee and the full Board oversee the Company’s risk management, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is an appropriate approach for addressing the risks facing our Company at this time. Our independent directors conduct separate executive sessions to discuss Company affairs on a semi-annual basis. The Chairman of the Board, who is independent, presides over these sessions.

We believe that having a separate chairman and CEO, independent chairs and membership for each of our Audit, Compensation and Nominating Committees and independent director sessions provides the right form of leadership for our Company. Separating the chairman and CEO positions allowed us to expand our management structure to position the Company for future growth, while our experienced independent director majority provides oversight of Company operations and provides different perspectives based on the directors’ experience, oversight and expertise from outside our Company.

Director Independence

The Board has determined that a majority of the directors and all current members of the Nominating, Compensation, and Audit Committees are “independent” for purposes of the NASDAQ rules, and that the members of the Audit Committee are also “independent” for purposes of the heightened standards of independence under NASDAQ rules and Rule 10A-3 of the Securities Exchange Act of 1934 and members of the Compensation Committee are also “independent” for purposes of the heightened standard of independence under the NASDAQ rules. The Board based these determinations on a review by the Nominating Committee and on a review by management of the responses of the directors and executive officers to questions regarding employment and transaction history, affiliations and family and other relationships. The independent directors are Anthony J. Consi, II, Edward A. Gramigna, Jr., James R. Lamb, Edward A. Merton, F. Duffield Meyercord, Philip W. Smith, III and Beth Welsh. Dr. Susan A. Cole, who joined the Board of Directors in February 2014, has also been determined to be an independent director by the Board.

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To assist it in making determinations of independence, the Board has concluded that the following relationships are immaterial and that a director whose only relationships with Peapack-Gladstone fall within these categories is independent absent any other relationship which would interfere with the exercise of the director’s exercise of independent judgment in carrying out the responsibilities of a director:

•	A loan made by the Bank to a director, his or her immediate family member or an entity affiliated with a director or his or her immediate family member, or a loan personally guaranteed by such persons, if such loan (i) complies with state and federal regulations on insider loans, where applicable; and (ii) is not classified by the Bank’s credit committee or by any bank regulatory agency which supervised the Bank as substandard, doubtful or loss.
•	A deposit, trust, insurance brokerage, securities brokerage or similar customer relationship between Peapack-Gladstone or its subsidiaries and a director, his or her immediate family member or an affiliate of his or her immediate family member if such relationship is on customary and usual market terms and conditions.
•	The employment by Peapack-Gladstone or its subsidiaries of any immediate family member of the director if the employee serves below the level of a senior vice president.
•	Annual contributions by Peapack-Gladstone or its subsidiaries to any charity or non-profit corporation with which a director is affiliated if the contributions do not exceed an aggregate of $20,000 in any calendar year and the contribution is made in the name of Peapack-Gladstone.
•	Purchases of goods or services by Peapack-Gladstone or any of its subsidiaries from a business in which a director or his or her immediate family member is a partner, shareholder or officer, if the director or his or her immediate family member owns five percent or less of the equity interests of that business and does not serve as an executive officer of the business.
•	Purchases of goods or services by Peapack-Gladstone, or any of its subsidiaries, from a director or a business in which the director or his or her immediate family member is a partner, shareholder or officer if the annual aggregate purchases of goods or services from the director, his or her immediate family member or such business in the last calendar year does not exceed the greater of $60,000 or two percent of the gross revenues of the business.
•	Fixed retirement benefits paid or payable to a director either currently or on retirement.

The following categories or types of transactions, relationships or arrangements were considered by the Board in determining that each listed director is independent in accordance with the NASDAQ listing standards and Peapack-Gladstone’s Corporate Governance Principles.

Independent Director	Category or Type
Dr. Cole	-
Mr. Consi	Loans, Deposits, Trust
Mr. Gramigna	Deposits
Mr. Lamb	Loans, Deposits, Trust
Mr. Merton	Loans, Deposits, Trust
Mr. Meyercord	Loans, Deposits, Trust
Mr. Smith	Loans, Deposits, Trust, Employment of Immediate Family Member below level of Senior Vice President
Ms. Welsh	Loans, Deposits

Independent Director Sessions

Our Corporate Governance Principles require that executive sessions including only independent directors be held at least semi-annually. The Chairman of the Board, who is independent, presides over these independent director sessions.

Shareholder Communication with Directors

The Board of Directors has established the following procedures for shareholder communications with the Board of Directors:

•	Shareholders wishing to communicate with the Board of Directors should send any communication to the Board of Directors, Peapack-Gladstone Financial Corporation, c/o Corporate Secretary of Peapack-Gladstone, Mary M. Russell, at 500 Hills Drive, Suite 300, PO Box 700, Bedminster, New Jersey, 07921. Any such communication should state the number of shares owned by the shareholder.
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•	The Corporate Secretary will forward such communication to the Board of Directors or as appropriate to the particular Committee Chairman, unless the communication is a personal or similar grievance, an abusive or inappropriate communication, or a communication not related to the duties or responsibilities of the Board of Directors, in which case the Corporate Secretary has the authority to disregard the communication. All such communications will be kept confidential to the extent possible.
•	The Corporate Secretary will maintain a log of, and copies of, all communications, for inspection and review by any Board member, and shall regularly review all such communications with the Board or the appropriate Committee Chairman.

The Board of Directors has also established the following procedures for shareholder communications with the presiding director of the independent director sessions:

•	Shareholders wishing to communicate with the presiding director of independent director sessions should send any communication to the Presiding Director of Independent Director Sessions, Peapack-Gladstone Financial Corporation, c/o Corporate Secretary of Peapack-Gladstone, Mary M. Russell, at 500 Hills Drive, Suite 300, P.O. Box 700, Bedminster, New Jersey, 07921. Any such communication should state the number of shares owned by the shareholder.
•	The Corporate Secretary will forward such communication to the presiding director, unless the communication is a personal or similar grievance, an abusive or inappropriate communication, or a communication not related to the duties or responsibilities of the non-management directors, in which case the Corporate Secretary has the authority to disregard the communication. All such communications will be kept confidential to the extent possible.
•	The Corporate Secretary will maintain a log of, and copies of, all communications, for inspection and review by the presiding director of executive sessions, and shall regularly review all such communications with the presiding director at the next meeting.

Committees of the Board of Directors

In 2013, the Board of Directors maintained an Audit Committee, a Compensation Committee, a Nominating Committee, a Risk Committee, and a CEO Advisory Committee. The Audit Committee, Compensation Committee and Nominating Committee are each solely comprised of independent directors; a description of each of these committees follows.

Audit Committee

Mr. Consi serves as Chair of the Audit Committee. Other members of the Audit Committee currently are Messrs. Gramigna, Lamb and Ms. Welsh. Mr. Mulcahy also served on the Audit Committee until his retirement on December 31, 2013, at which time Mr. Gramigna was added to the Committee. The Audit Committee met seven times during 2013.

The Board of Directors has determined that at least one member of the Audit Committee meets the NASDAQ standard of being financially sophisticated. The Board of Directors has also determined that Mr. Consi meets the SEC criteria of an “audit committee financial expert.”

The Audit Committee operates pursuant to a charter. The charter can be viewed at the Investor Relations link on our website www.pgbank.com. The charter gives the Audit Committee the authority and responsibility for the appointment, retention, compensation and oversight of our independent auditors, including pre-approval of all audit and non-audit services to be performed by our independent auditors. Other responsibilities of the Audit Committee pursuant to the charter include: reviewing the scope and results of the audit with our independent auditors; reviewing with management and our independent auditors Peapack-Gladstone’s interim and year-end operating results including press releases; considering the appropriateness of the internal accounting and auditing procedures of Peapack-Gladstone; considering our outside auditors’ independence; reviewing examination reports by bank regulatory agencies; reviewing audit reports prepared by the Internal Audit Department of Peapack-Gladstone, reviewing audit reports prepared by any outside firm which may conduct some internal audit functions for Peapack-Gladstone; and reviewing the response of management to those reports. The Audit Committee reports to the full Board concerning pertinent matters coming before it.

Compensation Committee

Peapack-Gladstone’s Compensation Committee currently consists of Messrs. Meyercord (Chair), Consi, Merton and Smith. Mr. Gramigna served on the Compensation Committee until December 31, 2013. During 2013, the Compensation Committee met eleven times.

The Compensation Committee operates under a written charter setting out the functions and responsibilities of this committee. The charter can be viewed at the Investor Relations link on our website www.pgbank.com. The Compensation Committee recommends to the independent members of the Board the CEO’s compensation, sets general compensation levels for all officers and employees and sets specific compensation for executive officers. It also administers our long-term stock incentive plans and makes awards under those plans. The Board has approved its charter, which delegates to the Compensation Committee the responsibility to recommend Board compensation.

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The Compensation Committee annually reviews, considers, and recommends to the independent members of the Board all compensation and awards to executive officers, including the CEO, the President, Executive Vice Presidents, Senior Vice Presidents and First Vice Presidents. Included in this process is a thorough analysis and consideration of overall Bank performance, individual job performance, the overall need of the Bank to attract, retain and incent executive talent, and the total cost of the compensation programs.

The Compensation Committee has the authority to hire, fire, and seek the services of compensation consulting and advisory firms as it deems appropriate to its role. In 2013, the Compensation Committee engaged the services of McLagan, an Aon Hewitt Company (“McLagan”), an independent compensation consulting firm specializing in executive compensation. Services were related to providing an updated competitive market analysis. McLagan reports directly to the Compensation Committee and carries out its responsibilities to the Compensation Committee in coordination with the Human Resources department as requested by the Compensation Committee. As a matter of policy the Compensation Committee does not prohibit its advisors from providing services to Management, but any such engagement must be requested or approved by the Compensation Committee.

Nominating Committee

Peapack-Gladstone’s Nominating Committee currently consists of Messrs. Smith (Chair), Merton, Meyercord and Ms. Welsh. The Nominating Committee met five times during 2013.

The Nominating Committee operates under a written charter setting out the functions and responsibilities of this committee. The charter can be viewed at the Investor Relations link on our website www.pgbank.com. The Nominating Committee reviews qualifications of and recommends to the Board candidates for election as director of Peapack-Gladstone and the Bank, considers the composition of the Board, recommends committee assignments, and discusses management succession for the Chairman and the CEO positions. The Nominating Committee is also charged with reviewing the Board’s adherence to the Corporate Governance Principles and the Code of Business Conduct and Ethics. The Nominating Committee reviews recommendations from shareholders regarding corporate governance and director candidates. The procedure for submitting recommendations of director candidates is set forth below under the caption “Nomination of Directors.”

Nomination of Directors

Nominations for director may be made only by the Board of Directors or a committee of the Board or by a shareholder of record entitled to vote. The Board of Directors has established minimum criteria for members of the Board.

These include:

•	Directors are encouraged to live and/or work in the communities served by Peapack-Gladstone’s subsidiary bank.
•	Directors shall maintain stock ownership in compliance with the Corporation’s stock ownership guidelines.
•	Directors shall be experienced in business, shall be financially literate and shall be respected members of their communities.
•	Directors shall be of high ethical and moral standards and have sound personal finances.
•	A Director may not serve on the board of directors of any other bank that serves the same market area as Peapack-Gladstone.

The Nominating Committee has not adopted a formal diversity policy with regard to the selection of director nominees. The Nominating Committee considers diversity of experience, both of the individual under consideration and of the Board as a whole, as a factor in identifying nominees for director. In accordance with the Company’s Corporate Governance Principles, in assessing candidates for nomination, the Nominating Committee considers, among other factors, the candidate’s independence, diversity, skills and experience in the context of the needs of the Board.

The Nominating Committee has adopted a policy regarding consideration of director candidates recommended by shareholders. The Nominating Committee will consider nominations made by shareholders. In order for a shareholder to make a nomination, the shareholder must provide a notice along with the additional information and supporting materials to our Corporate Secretary not less than 120 days or more than 150 days prior to the first anniversary of the date of the preceding year’s annual meeting. The shareholder wishing to propose a candidate for consideration by the Nominating Committee must have a significant stake in Peapack-Gladstone. To qualify for consideration by the Nominating Committee, the shareholder submitting the candidate must demonstrate that he or she has been the beneficial owner of at least one percent of Peapack-Gladstone’s outstanding shares for a minimum of one year prior to the submission of the request. In addition, the Nominating Committee has the right to require any additional background or other information from any director candidate or the recommending shareholder, as it may deem appropriate. For our annual meeting in the year 2015, we must receive this notice on or after November 24, 2014, and on or before December 24, 2014.

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The following factors, at a minimum, are considered by the Nominating Committee as part of its review of all director candidates and in recommending potential director candidates to the Board:

•	appropriate mix of educational background, professional background and business experience to make a significant contribution to the overall composition of the Board;
•	if the Committee deems it applicable, whether the candidate would be able to read and understand fundamental financial statements and considered to be financially sophisticated as described in the NASDAQ rules, or considered to be an audit committee financial expert as defined pursuant to the Sarbanes-Oxley Act of 2002;
•	if the Committee deems it applicable, whether the candidate would be considered independent under the NASDAQ rules and the Board’s additional independence guidelines set forth in Peapack-Gladstone’s Corporate Governance Principles;
•	demonstrated character and reputation, both personal and professional, consistent with that required for a bank director;
•	willingness to apply sound and independent business judgment;
•	ability to work productively with the other members of the Board;
•	availability for the substantial duties and responsibilities of a Peapack-Gladstone director; and
•	meets the additional criteria set forth in the Peapack-Gladstone’s Corporate Governance Principles.

You can obtain a copy of the full text of our policy regarding shareholder nominations by writing to Mary M. Russell, Corporate Secretary, Peapack-Gladstone Financial Corporation, 500 Hills Drive, Suite 300, P.O. Box 700, Bedminster, New Jersey 07921.

Code of Business Conduct and Conflict of Interest Policy and Corporate Governance Principles

Peapack-Gladstone has adopted a Code of Business Conduct and Conflict of Interest Policy, which applies to Peapack-Gladstone’s chairman, chief executive officer, principal financial officer, principal accounting officer and to all other Peapack-Gladstone directors, officers and employees. The Code of Business Conduct and Conflict of Interest Policy is available in the Investor Relations section of Peapack-Gladstone’s website located at www.pgbank.com. The Code of Business Conduct and Conflict of Interest Policy is also available in print to any shareholder who requests it from Mary M. Russell, Corporate Secretary, Peapack-Gladstone Financial Corporation, 500 Hills Drive, Suite 300, P.O. Box 700, Bedminster, New Jersey, 07921. Peapack-Gladstone will disclose any substantive amendments to or waiver from provisions of the Code of Business Conduct and Conflict of Interest Policy on our website as may be required and within the time period specified under applicable SEC and NASDAQ rules.

As noted above, we have also adopted Corporate Governance Principles, which are intended to provide guidelines for the governance of Peapack-Gladstone by the Board and its committees. The Corporate Governance Principles are available at the Investor Relations section of Peapack-Gladstone’s website located at www.pgbank.com.

DIRECTOR COMPENSATION

The following table summarizes the compensation of the non-employee directors of Peapack-Gladstone in 2013.

Name	Fees Earned or Paid in Cash (1)	Option Awards (2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (3) (4) (5)	Total
Anthony J. Consi, II	$ 78,500	$ 12,975	$ 28,166	$119,641
Edward A. Gramigna, Jr.	57,800	12,975	3,913	74,688
John D. Kissel	34,300	12,975	-	47,275
James R. Lamb, Esq.	43,600	12,975	8,286	64,861
Edward A. Merton	44,400	12,975	6,592	63,967
F. Duffield Meyercord	71,600	12,975	47,412	131,987
John R. Mulcahy	47,550	12,975	12,741	73,266
Philip W. Smith, III	51,650	12,975	-	64,625
Beth Welsh	46,700	12,975	4,275	63,950

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(1)	In 2013, Peapack-Gladstone paid its directors $10,000 annual retainer for service on the Board, $1,200 for each regular Bank Board meeting they attend and $900 for each committee meeting they attend. The Audit Committee Chair received an additional $25,000 annual retainer, while the Compensation Committee Chair received an additional $15,000 annual retainer. The CEO Advisory Committee Chairman and Risk Committee Chairman each received an additional $10,000 annual retainer and the Nominating Committee Chairman received an additional $7,000 annual retainer. Audit Committee members received an additional $3,000 annual retainer and Compensation Committee members received an additional $2,000 annual retainer. Douglas L. Kennedy, Frank A. Kissel and Finn M.W. Caspersen, Jr., as full-time employees, were not compensated for services rendered as directors.
(2)	The following table represents the number of stock options awarded during 2013, the grant date fair market value of these stock option awards computed in accordance with ASC 718 and the aggregate number of options outstanding at December 31, 2013, for each of the following participants:
Name	Number of Options Awarded 2013	Grant Date Fair Market Value of Options Awarded (a)	Aggregate Number of Option Awards Outstanding at 12/31/2013
Anthony J. Consi, II	2,500	$ 12,975	28,670
Edward A. Gramigna, Jr.	2,500	12,975	2,500
John D. Kissel	2,500	12,975	28,670
James R. Lamb, Esq.	2,500	12,975	28,668
Edward A. Merton	2,500	12,975	28,670
F. Duffield Meyercord	2,500	12,975	28,670
John R. Mulcahy	2,500	12,975	28,670
Philip W. Smith, III	2,500	12,975	28,670
Beth Welsh	2,500	12,975	2,500
(a)	Represents the aggregate grant date fair value of stock option grants in accordance with ASC 718, see Note 13 – Stock-Based Compensation of Peapack-Gladstone’s Annual Report on Form 10-K for the year ended December 31, 2013 for additional information on the valuation methodology. The 1998 and 2002 Stock Option Plans for Outside Directors provide for the award of non-qualified stock options to non-employee directors. The 2006 and 2012 Long-Term Stock Incentive Plan provides for the award of non-qualified stock options, stock appreciation rights or restricted stock to non-employee directors. The plans provide that grants are made based upon recommendations from the Compensation Committee to the Board and a vote from the full Board.
Under each of the plans, the exercise price for the option shares may not be less than the fair market value of the common stock on the date of grant of the option. The options granted under these plans are, in general, exercisable not earlier than one year after the date of grant, at a price equal to the fair market value of the common stock on the date of grant, and expire not more than ten years after the date of grant.
(3)	Peapack-Gladstone has a retirement plan for eligible non-employee directors of Peapack-Gladstone and/or its Subsidiaries. The amended plan provides five years of annual benefits to directors with ten or more years of service, which commence after a director has retired from the Board. The annual benefit is equal to $40,000, with an additional $10,000 paid to the chairmen of the Audit and Compensation Committees and an additional $10,000 paid to the Lead Director. No director was credited with more than ten years of service when the plan became effective, regardless of how long the person had served as director as of the effective date. If a director with ten years of service ceases to be a director as a result of death or disability, or a director with five years of service ceases to be a director following a change in control, the director will be credited with a total of 15 years of service for plan purposes. In the event that the director dies prior to receipt of all benefits, the payments continue to the director's beneficiary or estate.
(4)	Peapack-Gladstone had a nonqualified deferred compensation plan for non-employee directors covering retainer fees and the aggregate of all fees for service and attendance at Board and committee meetings. Participation was optional. As of January 1, 2005, the plan was frozen and no further contributions may be made. Interest was paid on the deferred fees equal to that which would have been credited if such deferred fees were invested in the Peapack-Gladstone Money Market Account, which yields 0.15 percent as of February 28, 2014. The provisions of the deferred compensation plan are designed to comply with certain rulings of the Internal Revenue Service under which the deferred amounts are not taxed until received. The plan was terminated on May 6, 2013 and all directors in the plan were paid their deferred compensation plus accrued interest.
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(5)	The amount in this column represents the change in pension value. There were no above-market, nonqualified deferred compensation earnings.

BENEFICIAL OWNERSHIP OF COMMON STOCK

Certain Beneficial Owners

The following table sets forth as of February 28, 2014 certain information as to beneficial ownership of each person known to Peapack-Gladstone to own beneficially more than 5 percent of the outstanding common stock of Peapack-Gladstone.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
James M. Weichert (1) 1625 State Highway 10 Morris Plains, NJ 07950	1,070,480	9.00%
Entities affiliated with The Banc Funds Company LLC (2) 20 North Wacker Drive Chicago, IL 60606	720,046	6.06%
Royce & Associates, LLC (3) 745 Fifth Avenue New York, NY 10019	658,298	5.54%
BlackRock, Inc. (4) 40 East 52nd Street New York, NY 10022	637,626	5.36%

Wellington Management Company, LLP (5) 280 Congress Street Boston, MA 02210	633,236	5.33%
(1)	Based on a Schedule 13-D filed with the SEC on March 15, 2007 by James M. Weichert. The filing discloses that as of March 9, 2007, James M. Weichert has sole voting and dispositive power with respect to 801,435 shares of our common stock. This amount has been adjusted for subsequent stock dividends and shares purchased in the rights offering.
(2)	Based on a Schedule 13-G filed with the SEC on February 12, 2014 by The Banc Funds Company, LLC. The filing discloses that as of December 31, 2013, The Banc Funds Company, LLC has sole voting and dispositive power with respect to 720,046 shares of our common stock.
(3)	Based on a Schedule 13-G/A filed with the SEC on January 13, 2014 by Royce & Associates, LLC. The filing discloses that as of December 31, 2013, Royce & Associates, LLC has sole voting and dispositive power with respect to 658,298 shares of our common stock.
(4)	Based on a Schedule 13-G/A filed with the SEC on January 30, 2014 by BlackRock, Inc. The filing discloses that as of December 31, 2013, BlackRock, Inc. has sole voting power with respect to 622,202 shares of our common stock and sole dispositive power with respect to 637,626 shares of our common stock.
(5)	Based on a Schedule 13-G filed with the SEC on February 14, 2014 by Wellington Management Company, LLP (“Wellington Management”). The filing discloses that as of December 31, 2013, Wellington Management has shared voting and dispositive power, in its capacity as investment advisor, with respect to 633,236 shares of our common stock, which are held of record by clients of Wellington Management.
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Stock Ownership of Directors and Executive Officers

The following table sets forth as of February 28, 2014 the number of shares of Peapack-Gladstone's common stock, beneficially owned by each of the directors/nominees, the executive officers of Peapack-Gladstone for whom individual information is required to be set forth in this proxy statement (the “named executive officers”) pursuant to the regulations of the SEC, and by all directors and executive officers as a group.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class (2)
Jeffrey J. Carfora	74,959	(3)	*
Finn M. W. Caspersen, Jr.	84,538	(4)	*
Dr. Susan A. Cole	-	(5)	*
Anthony J. Consi, II	91,850	(6)	*
Edward A. Gramigna, Jr.	1,651	(7)	*
Douglas L. Kennedy	115,260	(8)	*
Frank A. Kissel	141,233	(9)	1.18%
John D. Kissel	58,436	(10)	*
James R. Lamb	34,055	(11)	*
Edward A. Merton	41,835	(12)	*
F. Duffield Meyercord	51,402	(13)	*
Philip W. Smith, III	57,912	(14)	*
Craig C. Spengeman	41,969	(15)	*
Vincent A. Spero	48,507	(16)
Beth Welsh	1,613	(17)	*
All directors and executive officers as a group (15 persons)	845,220		7.04%

NOTES:

*	Less than one percent
(1)	Beneficially owned shares include shares over which the named person exercises either sole or shared voting power or sole or shared investment power. It also includes shares owned (i) by a spouse, minor children or by relatives sharing the same home, (ii) by entities owned or controlled by the named person and (iii) by other persons if the named person has the right to acquire such shares within 60 days by the exercise of any right or option. Unless otherwise noted, all shares are owned of record or beneficially by the named person.
(2)	The number of shares of common stock used in calculating the percentage of the class owned includes shares of common stock outstanding as of February 28, 2014, and 118,469 shares purchasable pursuant to options exercisable within 60 days of February 28, 2014.
(3)	This total includes 634 shares allocated to Mr. Carfora under Peapack-Gladstone's Profit Sharing Plan and 39,235 shares of restricted stock.
(4)	This total includes 1,333 shares allocated to Mr. Caspersen under Peapack-Gladstone's Profit Sharing Plan, 44,617 shares of restricted stock and 16,799 shares purchasable pursuant to options exercisable within 60 days of February 28, 2014.
(5)	Under our Stock Ownership Guidelines, all new members to the Board are required to own a minimum of $10,000 in common stock. On March 3, 2014, Dr. Cole purchased 540 shares of our common stock.
(6)	This total includes 12,945 shares purchasable pursuant to options exercisable within 60 days of February 28, 2014.
(7)	This total includes 825 shares purchasable pursuant to options exercisable within 60 days of February 28, 2014.
(8)	This total includes 84,606 shares of restricted stock.
(9)	This total includes 3,815 shares owned by Mr. Frank A. Kissel's wife, 10,919 shares allocated to Mr. Kissel under Peapack-Gladstone's Profit Sharing Plan, 14,618 shares of restricted stock and 10,500 shares purchasable pursuant to options exercisable within 60 days of February 28, 2014.
(10)	This total includes 1,789 shares owned by Mr. John D. Kissel's wife, 4,224 shares owned by Mr. Kissel's children and 12,945 shares purchasable pursuant to options exercisable within 60 days of February 28, 2014.
(11)	This total includes 1,684 shares owned by Mr. Lamb's wife and 12,945 shares purchasable pursuant to options exercisable within 60 days of February 28, 2014.
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(12)	This total includes 12,945 shares purchasable pursuant to options exercisable within 60 days of February 28, 2014.
(13)	This total includes 12,945 shares purchasable pursuant to options exercisable within 60 days of February 28, 2014.
(14)	This total includes 8,214 shares owned by Mr. Smith's wife, 1,335 shares owned by Mr. Smith’s Management Company and 12,945 shares purchasable pursuant to options exercisable within 60 days of February 28, 2014 and, of this total, 15,052 shares were pledged as security to a loan with Peapack-Gladstone Bank.
(15)	This total includes 7,753 shares allocated to Mr. Spengeman under Peapack-Gladstone's Profit Sharing Plan, 13,171 shares of restricted stock and 8,400 shares purchasable pursuant to options exercisable within 60 days of February 28, 2014.
(16)	This total includes 2,482 shares allocated to Mr. Spero under Peapack-Gladstone's Profit Sharing Plan, 13,885 shares of restricted stock and 3,450 shares purchasable pursuant to options exercisable within 60 days of February 28, 2014.
(17)	This total includes 825 shares purchasable pursuant to options exercisable within 60 days of February 28, 2014.

PROPOSAL 2

ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS

We believe that our compensation policies and procedures are competitive, are focused on pay-for-performance principles and are strongly aligned with the long-term interests of our shareholders. We also believe that both we and our shareholders benefit from responsive corporate governance policies and constructive and consistent dialogue. The proposal described below, commonly known as a “Say on Pay” proposal, gives you as a shareholder the opportunity to endorse or not endorse the compensation for our named executive officers by voting to approve or not approve such compensation as described in this proxy statement. We currently hold our “Say on Pay” vote on an annual basis.

As part of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), Congress adopted Section 14A of the Securities Exchange Act of 1934, pursuant to which the Board is giving our shareholders this opportunity to approve on an advisory, or non-binding basis, the compensation of our named executive officers as disclosed pursuant to Item 402 of Regulation S-K. Accordingly, we are asking you to approve the compensation of Peapack-Gladstone’s named executive officers as described under “Compensation Discussion and Analysis” and the tabular disclosure regarding named executive officer compensation (together with the accompanying narrative disclosure) in this proxy statement. Your vote is advisory and will not be binding upon the Board. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

RECOMMENDATION AND VOTE REQUIRED ON PROPOSAL 2

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NON-BINDING APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS DETERMINED BY THE COMPENSATION COMMITTEE. Approval of this advisory proposal requires the favorable vote of a majority of the votes cast. Abstentions and broker non-votes will have no impact on the approval of this advisory proposal.

COMPENSATION DISCUSSION AND ANALYSIS

The following is a discussion and analysis of our compensation programs as they apply to our Chief Executive Officer, our Chief Financial Officer and the three other most highly compensated individuals who were serving as executive officers at the end of fiscal 2013 (the “Named Executive Officers”).

Executive Summary

2013 Financial Highlights

The Compensation Committee of the Board of Directors (“Committee”) believes that the Company, under the leadership and guidance of its Named Executive Officers, has been successful in implementing its Strategic Plan – “Expanding Our Reach.” The Strategic Plan focuses on the client experience and aggressively building and maintaining a private banking platform.

In particular, the Committee noted the following factors, which demonstrated the success of the Named Executive Officers in 2013:

•	The Company reached record levels of loans and deposits at December 31, 2013 at $1.57 billion and $1.65 billion, respectively.
•	For 2013, the Company’s net interest income reached a record level of $52.78 million, and reflected improvement when compared to 2012’s level.
•	The market value of assets under administration at the Bank’s Wealth Management Division reached a record $2.69 billion at year-end 2013, an increase of 17 percent from December 31, 2012.
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•	Fee income from the Company’s Wealth Management Division for 2013 reached another record level at $13.84 million and reflected improvement of 13 percent when compared to 2012’s level.
•	Trends in asset quality continued to demonstrate strong improvement when compared to prior periods. For example, nonperforming assets declined in both dollars and as a percentage of assets, to just 0.44 percent of total assets as of December 31, 2013, compared to 0.91 percent of total assets as of December 31, 2012.
•	Book value per share at December 31, 2013 of $14.79 reflected improvement when compared to $13.87 at December 31, 2012.
•	The Company raised $42 million in capital in December 2013 through an offering of common stock to its shareholders and certain standby purchasers. The Company was successful in attracting new institutional investors in the Company.
•	Capital ratios were benefitted by the capital raise and were improved and strong as of December 31, 2013, even with nearly $300 million growth in assets for the year, as well as migration of lower risk weighted investment security cash flows into loans.

For the year ended December 31, 2013 the Company recorded pre-tax income of $14.8 million, net income of $9.3 million and diluted earnings per share of $1.01. Earnings declined in 2013 when compared to 2012 due principally to increased operating expenses associated with: certain organizational restructurings; the closing of the operations center with consolidation into the Company’s administration building; as well as compensation and other expenses related to the implementation of the Company’s Strategic Plan – “Expanding Our Reach”. Revenues and related profitability related to the Strategic Plan generally lag expenses by at least several quarters. Notwithstanding the decline in earnings, the Company has been extremely successful in 2013 in implementing its Strategic Plan. In fact, after adjusting for unusual and nonrecurring items not contemplated by the Strategic Plan, overall results were consistent with Plan expectations. We believe that the implementation of our Strategic Plan has strengthened our core operating base and provided a solid platform for us to grow our core lending, retail and wealth advisory business while seeking to maintain and enhance high levels of customer service.

2013 Compensation Highlights

We believe that we need to offer competitive compensation in order to recruit, motivate and retain qualified executives. In addition, we are committed to delivering strong performance for our shareholders, and desire to link compensation to high performance. As a result, the Committee undertook the following compensation program initiatives in 2013:

•	Contract Revisions: The excise tax gross-up provisions pursuant to section 280G of the Internal Revenue Code (the “Code”) were eliminated from all Change in Control contracts. And for officers other than the Chief Executive Officer (CEO), Chief Financial Officer (CFO), and Chief Operating Officer (COO), the Change in Control period and payment was reduced from three years to either two years or 18 months, depending on the executive officer.

•	Executive Performance Plan (“EPP”): We established a performance-based incentive plan with compensation tied to the Strategic Plan on both an annual and multi-year basis. The EPP provides for both annual short-term (cash) and annual long-term (equity) awards based upon achieving Company and individual performance goals and objectives, and also provides for a long term Strategic Plan Award (Equity) Grant based upon achieving Company performance goals.
-	Short- and Long-Term Incentives: Under the EPP, annual awards are made based upon achievement of Company goals and individual objectives. The Company measurements include: pretax income, net income, earnings per share, return on average assets, return on average equity, total revenue, and asset quality.
-	Strategic Plan Award: Under the EPP, restricted stock will be granted to Named Executive Officers. For the Named Executive Officers other than the CEO, CFO and COO, the grant is generally made annually and vests in equal increments over a five year period. For the CEO, CFO, and COO, the grant is not an annual grant and is expected to cover multiple years up to five years: 50% of the grant vests in equal increments over a five year period and the remaining 50% vests only if pre-determined high performing targets are met within a five-year period of time. If the high performing targets are not met, the stock is forfeited. The high performing targets are based upon return on average total assets, return on average common equity, revenue growth, earnings per share growth and non-performing assets to total assets.
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•	CEO Compensation: Mr. Kennedy did not receive a base salary increase in 2013 given his date of hire was October 2012. In January 2013, Mr. Kennedy was granted $250,000 of restricted stock in connection with his offer letter and hiring. This grant vests in equal increments over three years. Mr. Kennedy also received a cash bonus in December 2013 of $225,000 based on preliminary 2013 financial results, which, after adjusting for unusual and non-recurring items not contemplated by our Strategic Plan, were consistent with the expectations of our Strategic Plan. Also, in December 2013, Mr. Kennedy received a Strategic Plan Award (Equity) Grant under the EPP of $1,250,000 with terms as described above. Lastly, Mr. Kennedy executed an Employment Agreement and a Change in Control Agreement which provide for severance and other benefits combined with a non competition clause. The Change in Control Agreement did not include excise tax gross up provisions.

Compensation Philosophy and Program Objectives

The fundamental objective of the Company’s executive compensation program is to fairly compensate our Named Executive Officers at levels appropriate in our market and grant equity compensation to align the interests of our Named Executive Officers with those of our shareholders. Our compensation program is designed to attract, retain and encourage our executives to achieve short-term and long-term strategic and operational goals that strengthen our franchise value and ultimately deliver shareholder value. We believe in a pay-for-performance philosophy that appropriately aligns our executives’ total compensation with the performance and value of their contributions and the Company’s ultimate success. In 2013, the Committee adopted the Executive Performance Plan which is designed to provide the Named Executive Officers with targeted compensation in the form of short-term (cash), long-term (equity) and strategic plan awards.

Our compensation program consists of base salary, bonus and equity compensation as well as benefits and perquisites. We pay base salary in order to fairly compensate our Named Executive Officers for their day-to-day efforts in managing our business. We pay a cash bonus to incentivize performance over a one-year period. We make awards of equity in order to give our Named Executive Officers a stake in our business, aligning their interests with those of our shareholders and to encourage the retention of our Named Executive Officers.

Roles and Decision Process

The Compensation Committee of the Board of Directors is responsible for establishing and overseeing policies governing annual and long-term compensation programs for our executives, and for determining executive compensation levels in line with our philosophy. Details of the Committee’s functions are more fully described in its charter, which has been approved by the Board of Directors and is available on our website. The Committee met 11 times in 2013. The Chair of the Committee regularly reports on Committee actions at the Company’s Board of Directors meetings.

The Committee reviews all compensation components for the Company’s Chief Executive Officer and other Named Executive Officers, including base salary, annual bonus, equity, benefits and contracts/arrangements.

Although the Committee makes independent determinations on all matters related to compensation of the Named Executive Officers, certain members of management may be requested to attend or provide input to the Committee. The Chief Executive Officer provides advice to the Committee relative to the compensation of the four other Named Executive Officers. The Chief Executive Officer is not present for the discussion by the Committee of his compensation. Other senior executives, such as the Head of Human Resources, General Counsel, Chief Risk Officer, and/or the Chief Financial Officer may provide information and perspective to the Committee as appropriate. The Committee’s independent compensation consultant provides benchmarking information and advice as appropriate. The Committee makes all of its determinations based on its holistic assessment of the Company’s performance and on market data provided by management and its independent compensation consultant.

The Committee has the sole authority to retain, terminate, obtain advice from, oversee and compensate its outside advisors, including its independent compensation consultant. The Committee has determined that it has the funding it needs to retain the advisors necessary to carry out its duties effectively. In 2013 the Committee retained McLagan, an Aon Hewitt Company (“McLagan”), as an independent outside compensation consultant. McLagan’s 2013 services included peer group development and market benchmarking studies, assisting with the design of the incentive program, and providing insight and best practices with respect to the compensation of our Named Executive Officers as well as the Employment Agreement and Change in Control Agreement for Mr. Kennedy and the Amended Change in Control Agreements for Messrs. Carfora and Caspersen.

While the Committee seeks independent external perspective, the Committee makes all decisions regarding the compensation of Peapack-Gladstone’s Named Executive Officers.

The Committee reviewed its relationship with McLagan and considered McLagan’s independence in light of all relevant factors, including those set forth in Rule 10C-1(b)(4)(i) through (vi) under the Securities Exchange Act of 1934 and under the applicable Nasdaq listing rules. The Compensation Committee received a report from McLagan addressing its independence, including the following factors: (1) other services provided to the Company by McLagan; (2) fees paid by the Company as a percentage of McLagan's total revenue; (3) policies or procedures maintained by McLagan that are designed to prevent a conflict of interest; (4) any business or personal relationships between the senior advisors and a member of the Compensation Committee; (5) any Company stock owned by the senior advisors; and (6) any business or personal relationships between the executives and the senior advisors. The Compensation Committee discussed these considerations and concluded that the work performed by McLagan and McLagan's senior advisors involved in the engagements did not raise any conflict of interest.

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Compensation Review

Understanding the competitive landscape is a key element the Committee considers in making compensation decisions. Each year, the Committee commissions a compensation review by its independent compensation consultant. The purpose of this review is to provide an independent and objective analysis of our total compensation relative to a peer group and industry practices. The Committee utilizes the benchmarking data and best practices information for ongoing monitoring of executive pay relative to market practices and to determine executive compensation.

The foundation for the review is data from a peer group of banks that are of a similar size, region and structure as the Company. The 2013 peer group was selected by the Committee with assistance from McLagan and the group consisted of 22 commercial banks with assets ranging from $1.1 billion to $4.8 billion located in Delaware, Massachusetts, Maryland, New Jersey, New York, Pennsylvania, Rhode Island, Virginia and Vermont. The majority of banks within the peer group had a ratio of non-interest revenue to total revenue greater than 12.5% and/or trust and investment revenue in excess of $2.0 million. In 2013, 16 of the 22 members of the peer group have revenues ranging from 0.7x to 1.75x that of the Company, with median revenues at the Company level. The revenue range was expanded to 2.5x the Company level and six peers were added so that median revenues were near where the Company expects to attain within a two to three year period. The Committee believes that it was helpful to have peer group members in the latter category in order to provide a comparison of compensation of companies that have revenues that the Company aspires to attain in a two to three year time period, under the Company’s Strategic Plan – “Expanding Our Reach”. The Committee believes this larger peer group is especially important in setting strategic awards and long-term compensation planning.

The 2013 proxy peer group consisted of the following 22 banks:

• American National Bankshares	• Lakeland Bancorp
• Arrow Financial Corp.	• Merchants Bancshares Inc.
• Bancorp Inc.	• Metro Bancorp Inc.
• Bridge Bancorp Inc.	• Middleburg Financial Corp
• Bryn Mawr Bank Corp.	• National Bankshares Inc.
• Canandaigua National Corp.	• Sandy Spring Bancorp Inc.
• Cardinal Financial Corp.	• Suffolk Bancorp
• Century Bancorp Inc.	• Sun Bancorp Inc.
• Chemung Financial Corp.	• Tompkins Financial Corporation
• Enterprise Bancorp Inc.	• Univest Corp. of Pennsylvania
• Hudson Valley Holding Corp.	• Washington Trust Bancorp Inc.

Say on Pay Consideration

The Committee also considered feedback from our shareholders in making its compensation determinations. In 2013, our shareholders continued to show strong support (95%) for our compensation practices. The Company considered the number of votes cast in favor of the 2013 say-on-pay proposal to be a positive endorsement of its current pay practices.

Even in light of this strong support, we continue to monitor our pay alignment and seek ways to improve our compensation program. This is evidenced by the changes in 2013 to increase the amount of compensation tied to performance on both an annual and long-term basis and the elimination of the change in control excise tax gross-up feature in our employment agreements pursuant to section 280G of the Code.

Elements of Compensation and Decisions

We target our total compensation in a way that is fair and appropriate considering market conditions and annual performance as well as our long-term strategic goals. We believe our compensation policies and practices appropriately balance risk against our desire to award competitive compensation and are unlikely to have an adverse effect on our Company.

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Executive Performance Plans

As noted previously, in 2013, the Committee implemented the Executive Performance Plan (the “EPP”). The EPP is designed to provide market competitive rewards to the Company’s executive officers for building shareholder value, and consists of the following three components, as previously described:

•	Short term incentive awards (“STI Awards”) that provide an annual cash incentive opportunity based on achievement of pre-defined Company and individual performance goals;
•	Long term incentive awards (“LTI Awards”) that provide annual restricted stock awards, with three year vesting, in recognition of the attainment of pre-defined Company and individual performance goals; and
•	Long term Strategic Plan Award grants (“SPA Grants”) that are intended to retain top talent and motivate executives to focus on the achievement of the Company’s high performing long-term strategic planning goals. These grants vest over five years for all executives other than the CEO, CFO and COO. For the CEO, CFO, and COO, 50% of the grant vests over a five year period and the remaining 50% vests only if pre-determined high performing targets are met within a five-year period of time. If the high performing targets are not met during any one year in the five year period, the stock is forfeited.

The amount of STI Awards, LTI Awards and SPA Grants earned by each Named Executive Officer is dependent on the achievement of both Company goals and individual goals. The following chart depicts the potential for awards granted to each Named Executive Officer under the EPP (with the exception of Mr. Spengeman, who announced his retirement effective December 31, 2013 and thus was not eligible to participate in the EPP). The percentages referenced in the chart with respect to the STI Awards, LTI Awards and the SPA Grants refer to percentages of base salary. The SPA grants for the CEO, CFO, and COO were one time in 2013 and intended to cover multiple periods of up to five years. Mr. Spero will be eligible to receive an annual SPA grant.

	Goals & Objectives		STI Awards			LTI Awards			SPA
	Company	Individual	Threshold	Target	Max	Threshold	Target	Max	Grants
Douglas L. Kennedy President and Chief Executive Officer	75%	25%	45%	60%	90%	45%	60%	90%	250%
Jeffrey J. Carfora Senior EVP and Chief Financial Officer	75%	25%	30%	40%	60%	30%	40%	60%	200%
Finn M.W. Caspersen, Jr. Senior EVP, COO and General Counsel	75%	25%	30%	40%	60%	30%	40%	60%	200%
Vincent A. Spero EVP, Commercial Banking	50%	50%	23%	30%	45%	23%	30%	45%	30%

In formulating the EPP, the Committee also considered internal policies and relevant guidance from bank regulatory authorities which direct the Committee to ensure that compensation incentive programs do not jeopardize the safety and soundness of the Company or the Bank. To that end, the Committee believes that the EPP and the Company’s other incentive compensation policies:

•	Appropriately balance risk and reward;
•	Are compatible with effective controls and procedures; and
•	Are supported by strong corporate governance, including active oversight by the Board of Directors.

While the Committee adopted the EPP in 2013, it uses the EPP as a general guideline and does not award compensation based strictly on the terms of the plan. Accordingly, the Committee has the absolute discretion to make awards that are less than or greater than awards contemplated by the EPP. The Committee may take into consideration individual or economic factors and may adjust compensation accordingly. The Committee also may change, modify or terminate the EPP at any time, including during the course of a particular year. In particular, the Committee may take into account the following factors:

•	The safety and soundness of the Company;
•	Unexpected events that occur during the year;
•	The Company’s performance relative to its peer group;
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•	Regulatory changes; and
•	Extraordinary efforts in achieving non-financial but important strategic goals.

Base Salary

Our Named Executive Officers’ base salaries are set to reflect a combination of factors, including but not limited to, individual performance, level of responsibility, competitive market and skill set as well as the Company’s compensation philosophy and overall performance. We design our base salaries in significant part to attract and retain talented executives who can help drive long-term shareholder value. We believe we must keep our base salaries competitive, within the context of our conservative compensation culture, or risk losing executive talent because the markets in which we operate present current and potential executives with higher-paying alternatives.

In making salary decisions, the Committee considers each individual’s responsibilities, experience, skill set, performance, contributions and market competitiveness.

The following summarizes the 2013 and 2012 salaries for the Company’s Named Executive Officers:

Named Executive Officer	2013 Base Salary Rate	2012 Base Salary Rate	% Increase
Douglas L. Kennedy President and Chief Executive Officer	$500,000	$500,000	0%
Jeffrey J. Carfora Senior EVP and Chief Financial Officer	$256,376	$225,120	13.9%
Finn M.W. Caspersen, Jr. Senior EVP, COO and General Counsel	$300,000	$235,000	27.7%
Vincent A. Spero EVP, Commercial Banking	$229,500	$225,000	2.0%

Two of our Named Executive Officers received a substantial base salary increase in 2013. Mr. Carfora received a 13.9% increase reflecting his promotion to Senior Executive Vice President, his increased responsibilities in his role as CFO, as well as market adjustment. Mr. Caspersen received a 27.7% increase in 2013 reflecting his promotion to Senior Executive Vice President, his increased responsibilities in his promotion to Chief Operating Officer, as well as market adjustment.

Incentive Compensation

We design our incentive compensation (annual bonus and equity) to support our business strategy and compensation philosophy and align our executives’ interests with our shareholders’ interests. We accomplish these goals by linking bonus awards to Company and individual performance over the prior year. We align our Named Executive Officers’ long-term interests with shareholders’ long-term interests through equity compensation, where value is generated through stock appreciation. Both bonus and equity compensation are awarded on a holistic basis as assessed by the Committee in consideration of market practice, economic impact, business and individual performance.

Cash Awards

We paid cash bonuses to our Named Executive Officers in December 2013 based on preliminary 2013 financial results. As noted previously, after adjusting for unusual and nonrecurring items not contemplated by our Strategic Plan, our overall results were consistent with the expectations of our Strategic Plan. We believe that the implementation of our Strategic Plan has strengthened our core operating base and provided a solid platform for us to grow our core lending, retail and wealth advisory businesses while seeking to maintain and enhance high levels of customer service. Additionally, individual Named Executive Officer goals were either met or exceeded. Based on these factors, the Committee awarded the cash bonuses detailed below. Mr. Spengeman announced his retirement effective December 31, 2013. His cash bonus was based on Company performance, departmental performance, and individual performance, up to the period of time he announced his retirement.

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Named Executive Officer	2013 Cash Bonus Award	% of Base Salary
Douglas L. Kennedy President and Chief Executive Officer	$225,000	45%
Jeffrey J. Carfora Senior EVP and Chief Financial Officer	$76,913	30%
Finn M.W. Caspersen, Jr. Senior EVP, COO and General Counsel	$90,000	30%
Vincent A. Spero EVP, Commercial Banking	$60,244	26%
Craig C. Spengeman President of Peapack-Gladstone Trust & Investments	$50,625	17%

2013 Annual Grants

Our equity compensation is designed to focus our executives on long-term performance and shareholder value. In 2013, our Named Executive Officers each received two separate grants of restricted stock (except for Mr. Spengeman, who received only one award in March 2013 due to his retirement effective December 31, 2013). Mr. Kennedy received a restricted stock award with a value of $250,000 in January 2013 in connection with his offer letter and employment with the Company. The other Named Executive Officers were granted restricted stock awards in March 2013. These awards were based on the Company’s financial results in 2012. The January and March 2013 grants were not made pursuant to the EPP as the plan had not been established at that time. A second equity grant, made under the EPP, as an SPA Grant was awarded in December 2013.

In making the March 2013 grants, the Committee considered market practice, combined with its own assessment of the Company and individual performance, to make equity grants. The Committee in its discretion determined the amount, type and timing of our equity compensation. In January 2013, the Committee had previously determined that the size of the restricted stock awards should be approximately 25% of the executives’ base salary, with the exception of Mr. Kennedy’s $250,000 grant awarded in connection with his hiring. These awards were made in consideration of the executives’ influence on the long-term performance of the Company and our actual performance in the difficult economic environment. The grants vest in equal increments over a three year period. The following table sets forth the awards of restricted stock granted in January 2013 to our CEO and in March 2013 to our other Named Executive Officers.

Named Executive Officer	2013 Annual Grants Restricted Stock Award (in dollars)	2013 Annual Grants Restricted Stock Award (in shares)	% of Base Salary
Douglas L. Kennedy President and Chief Executive Officer	$250,000	17,029	50.0%
Jeffrey J. Carfora Senior EVP and Chief Financial Officer	$59,344	4,093	23.1%
Finn M.W. Caspersen, Jr. Senior EVP, COO and General Counsel	$64,625	4,457	21.5%
Vincent A. Spero EVP, Commercial Banking	$57,375	3,957	25.0%
Craig C. Spengeman President of Peapack-Gladstone Trust & Investments	$75,000	5,172	25.0%

Strategic Plan Award (SPA) Equity Grants

In December 2013, the Committee provided a SPA Grant in the form of restricted stock to the Named Executive Officers (with the exception of Mr. Spengeman who was not eligible for a grant due to his retirement from the Company). Awards for Messrs. Kennedy, Carfora, and Caspersen are not annual grants and are expected to cover multiple years up to five years. The SPA grant to Mr. Spero was an annual grant, with future grants to be conditioned upon achieving goals consistent with the Company’s Strategic Plan. The following table sets forth the awards of restricted stock granted in December 2013 to these Named Executive Officers.

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Named Executive Officer	SPA Grants Restricted Stock Award (in dollars)	SPA Grants Restricted Stock Award (in shares)	% of Base Salary
Douglas L. Kennedy Chief Executive Officer and President	$1,250,000	70,982	250%
Jeffrey J. Carfora Senior EVP and Chief Financial Officer	$512,752	29,117	200%
Finn M.W. Caspersen, Jr. Senior EVP, COO and General Counsel	$600,000	34,072	200%
Vincent A. Spero EVP, Commercial Banking	$68,850	3,910	30%

For Mr. Spero, the grant will vest evenly over a five year period. For Messrs. Kennedy, Carfora, and Caspersen 50% of the grant will vest in equal amounts over a period of five years. The remaining 50% of the grant will only vest in the March following the fiscal year the Company meets four out of five pre-determined targets that are considered high performing based on the following financial measures:

•	Return on Average Total Assets;
•	Return on Average Common Equity;
•	Revenue growth;
•	Earnings per Share growth; and
•	Non-Performing Asset to Total Asset Ratio.

If the Company does not meet four of the five performance measures during any one fiscal year within the four year performance period from 2014 through 2017, the shares will be forfeited.

The Committee’s intent in setting the performance based metrics was to provide the Named Executive Officers with “high performance” goals. The Committee believes that it is effectively aligning the metrics with the best interests of the Company’s shareholders.

Benefits/Other Compensation

The Company provides bank-sponsored insurance and retirement benefit plans to our Named Executive Officers. The benefit packages are designed to assist Named Executive Officers in providing for their financial security.

The Company provides retirement benefits to Named Executive Officers through a combination of plans that are qualified and nonqualified under the Internal Revenue Code of 1986, as amended (the “Code”). The Company has established a qualified defined contribution plan under Section 401(k) of the Code, covering substantially all salaried employees over the age of twenty-one with at least twelve months of service and whose participation is not prohibited by the 401(k) plan. Under the savings portion of the 401(k) plan, employees may contribute up to 15% of their base pay (up to a maximum of $17,000 in 2013) to their elective account via payroll withholding. Annually, the Company makes a matching contribution equal to 50% of the first 6% of an employee’s salary, plus an additional 3% employer contribution for eligible employees. For certain eligible employees, we also provide additional age and service contributions. In addition, the Committee may recommend a discretionary contribution to the profit sharing portion of the 401(k) plan. The profit sharing portion is based on base salary with a cap ($255,000 in 2013) and is non-contributory. Contributions to the profit sharing portion are invested in the Company’s common stock. The Committee believes that able employees demand 401(k) plans, and that to attract and retain able employees the Company must offer these benefits to its employees, including its Named Executive Officers. (This is already in the comp table)

The Company also maintains a nonqualified deferred compensation plan designed to allow highly compensated employees, including our Named Executive Officers, to defer earnings that are otherwise limited under the 401(k) Plan. Company contributions are made under this plan with respect to certain participants, including Mr. Spengeman, to compensate those participants for the termination of the defined benefit pension plan in 2008.

The Named Executive Officers receive the same insurance package covering all employees, which includes health, dental, vision, disability and basic group life insurance.

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The Company has also purchased bank owned life insurance and entered into a split-dollar plan with the Named Executive Officers (except for Mr. Kennedy) and certain other employees to provide current and post-employment life insurance in an amount which ranges from $25,000 to 2.5 times the participant’s annual base salary. A life insurance benefit of 2.5 times a Named Executive Officer’s annual base salary vests if prior to the termination of employment there is a change in control or the Named Executive Officer becomes disabled. A benefit of 2.5 times the Named Executive Officer’s salary is paid if the participant dies while employed by the Company. Named Executive Officers are also entitled to a vested post-employment life insurance benefit based on years of service and age as of the date of termination of employment. This vested benefit ranges from a minimum of 1.0 times base annual salary at age 50 to a maximum of 2.5 times annual base salary at age 60, in each case after completion of 15 years of service. There is a minimum benefit of $25,000 if the participant does not reach the vesting levels. Bank owned life insurance assists the Company in offsetting the rising costs of employee benefits by providing the Company with current income prior to the death of an insured, and a lump-sum payment upon the death of an insured. The Company owns the cash surrender value of the policies and records the increases in the cash surrender value as income. Upon the death of an insured the Company will receive cash equal to the cash surrender value of the policy and excess life insurance over the amount paid to the insured’s beneficiary. The Committee feels that bank owned life insurance is primarily a good investment for the Company, and secondarily a supplementary life insurance benefit for many of our officers, including our Named Executive Officers.

Change in Control Agreements

In December 2013 we entered into a change in control agreement with Mr. Kennedy, our CEO, and amended change in control agreements with each of our other Named Executive Officers, with the exception of Mr. Spengeman, who retired effective December 31, 2013. With the exception of Mr. Spero’s agreement, the terms of each of these agreements are substantially the same among the Named Executive Officers. The agreements each provide for the employment of the Named Executive Officer for a period of three years commencing on the day prior to a change in control (as defined in the agreement). During the three year period in which the agreement is in effect, the executives will each be provided with (i) the same base salary that existed prior to the change in control, (ii) an opportunity for a bonus equal to at least the bonus opportunity in effect immediately prior to the change in control, and (iii) benefits and perquisites at levels generally available to the executive prior to the change in control. If, during such three-year period, the executive resigns for good reason (as defined in the agreement) or is terminated other than for cause (as defined in the agreement) he will be entitled to a lump-sum payment equal to three times his then base salary and the greater of his average bonus amount for the three preceding fiscal years and the bonus paid during the most recent fiscal year. For Mr. Spero, upon a resignation for good reason or a termination for other than cause, he will be entitled to a lump-sum payment equal to two times his then base salary and the greater of his average bonus amount for the two preceding fiscal years and the bonus paid during the most recent fiscal year. The executive will also be entitled to receive payments from the Company equal to the costs of COBRA continuation life insurance coverage for 18 months following termination of employment. In the event that the total payments following a change in control would require the executive to pay an excise tax under Section 4999 of the Internal Revenue Code, as amended, then the total payments paid to the executive will be the greater of (i) a payment equal to the amount which would not result in the payment of an excise tax by the executive under Section 4999, and (ii) a payment equal to the greatest after tax amount payable to the executive after taking into account any excise tax imposed under Section 4999. The agreements also prohibit the executives from competing against the Company and soliciting the Company’s customers and employees for a one year period following termination of employment. The Committee feels these agreements are necessary to encourage our Named Executive Officers to approach an advantageous merger or acquisition transaction without regard to immediate loss of salary and benefits. The Committee also feels that, given the high degree of consolidation within the banking business, these agreements are necessary to attract and retain talented Named Executive Officers.

Employment Contracts

Except with regard to Mr. Spengeman, we are a party to employment agreements that give the Named Executive Officers certain benefits. These agreements provide, among other things, for eligibility for (i) participation during the employment term in all compensation and employee benefits plans for which any salaried employees of the Company are eligible, (ii) an annual base salary and (iii) discretionary bonus payments with respect to each calendar year. Under these agreements, if a Named Executive Officer’s employment is terminated without cause, the Company shall pay the executive’s base salary for a period equal to two years from the effective date of such termination. In the event that the Company terminates a Named Executive Officer’s employment for cause or in the event of the Named Executive Officer’s retirement, permanent disability or death, the Company shall pay the Named Executive Officer any earned but unpaid base salary as of the date of termination of employment. The employment agreements also include certain non-compete and non-solicitation provisions. The Committee believes the Company would be unable to attract and retain talented senior executives without employment agreements, which are customary in the competitive market.

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Income Tax Considerations

Our federal income tax deduction for non-performance based compensation paid to certain of our Named Executive Officers is limited by Section 162(m)(1) of the Code to $1 million annually. Compensation paid to any of them exceeding $1 million is non-deductible for federal income tax purposes unless they are “performance based,” meaning based on the executive’s achieving pre-established objective performance goals and paid under a plan pre-approved by our shareholders.

The Committee monitors, and will continue to monitor, the effect of section 162(m) on the deductibility of the Company’s compensation. The Committee weighs the benefits of full deductibility with the other objectives of the executive compensation program and, accordingly, may from time to time pay compensation subject to the deductibility limitations of section 162(m).

COMPENSATION COMMITTEE REPORT

The Committee has reviewed and discussed with management the Compensation Discussion and Analysis and based on such review and discussions the Committee has recommended to the Board that the Compensation Discussion and Analysis be included in Peapack-Gladstone’s Annual Report on Form 10-K and the Proxy Statement.

The Compensation Committee

Of the Board of Directors

F. Duffield Meyercord, Chairman

Anthony J. Consi, II

Edward A. Merton

Philip W. Smith, III

Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended that might incorporate this proxy statement or future filings with the SEC, in whole or in part, the preceding report shall not be deemed to be “soliciting material” or to be “filed” with the SEC or incorporated by reference into any filing except to the extent the foregoing report is specifically incorporated by reference therein.

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EXECUTIVE COMPENSATION

2013 Summary Compensation Table

The following table sets forth compensation information for Peapack-Gladstone’s named executive officers.

Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)	Option Awards (1)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (2)	All Other Compensation (3)	Total
Douglas L. Kennedy (a) President & CEO of Peapack- Gladstone and the Bank	2013 2012	$500,000 107,029	$225,000 0	$1,499,980 0	- -	$ 0 0	$21,416 1,260	$2,246,396 108,289
Jeffrey J. Carfora (b) Senior Executive Vice President and CFO of Peapack- Gladstone and the Bank	2013 2012 2011	$256,376 225,120 210,120	$76,913 78,792 0	$572,099 52,500 52,500	- - -	$0 0 0	$25,861 25,740 21,809	$931,249 382,152 284,429
Finn M. W. Caspersen, Jr. (c) Senior Executive Vice President, Chief Operating Officer and General Counsel of Peapack- Gladstone and the Bank	2013 2012 2011	$300,000 235,000 215,000	$90,000 82,250 0	$664,635 53,750 53,750	- - -	$0 0 0	$44,058 44,143 40,722	$1,098,693 415,143 309,472
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Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)	Option Awards (1)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (2)	All Other Compensation (3)	Total
Craig C. Spengeman (d) President of PGB Trust and Investments and Executive Vice President of Peapack- Gladstone	2013 2012 2011	$300,000 300,000 280,000	$50,625 105,000 0	$74,994 70,000 70,000	- - -	$0 0 0	$74,374 70,138 55,224	$499,993 545,138 405,224
Vincent A. Spero (e) Executive Vice President of Peapack- Gladstone and the Bank	2013 2012 2011	$229,500 225,000 210,000	$60,244 78,750 0	$126,232 52,500 52,500	- - -	$0 0 0	$23,978 24,238 21,787	$439,954 380,488 284,287

(1)	Represents the aggregate grant date fair value of restricted stock awards in accordance with ASC 718, see Note 13 – Stock-Based Compensation of Peapack-Gladstone’s Annual Report on Form 10-K for the year ended December 31, 2013 for additional information on the valuation methodology. The 1998 and 2002 Stock Option Plans provide for the award of incentive stock options to eligible employees, including our named executive officers. The 2006 and 2012 Long-Term Stock Incentive Plan provides for the award of non-qualified stock options, stock appreciation rights or restricted stock to eligible employees, including our named executive officers. The plans provide that grants to eligible employees are determined and approved by the Compensation Committee.
(2)	The Corporation maintains a deferred compensation plan (“DCP”), which is designed to allow highly compensated employees, including named executive officers, to defer their earnings under the 401(k) Plan that are otherwise limited by the IRS. There were no above-market non-qualified deferred compensation earnings.
(3)	The following table itemizes the compensation in this column:
		Company Contributions to
	Auto	401(k), Profit-Sharing &	BOLI
Name	Allowance	Deferred Compensation Plans	Premiums
Douglas L. Kennedy	$13,766	$ 7,650	$ -
Jeffrey J. Carfora	7,200	18,059	602
Finn M. W. Caspersen	11,925	31,613	520
Craig C. Spengeman	11,538	61,754	1,082
Vincent A. Spero	5,558	18,059	361

The following summarizes the backgrounds of the named executive officers.

(a)	Mr. Kennedy joined the Bank in October 2012 as Chief Executive Officer. He is a career banker with over 36 years of commercial banking experience. Previously, Mr. Kennedy served as Executive Vice President and Market President at Capital One Bank/North Fork and held key executive level positions with Summit Bank and Bank of American/Fleet Bank. Mr. Kennedy has a Bachelor’s Degree in Economics and a MBA from Sacred Heart University in Fairfield, Connecticut.

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(b)	Mr. Carfora joined the Bank in April 2009 as Chief Financial Officer having previously served as a Transitional Officer with New York Community Bank from April 2007 until January 2008 as a result of a merger with PennFed Financial Services Inc. and Penn Federal Savings Bank (collectively referred to as “PennFed”). Previous to the merger, Mr. Carfora served as Chief Operating Officer of PennFed from October 2001 until April 2007 and Chief Financial Officer from December 1993 to October 2001. Mr. Carfora has nearly 34 years of experience, including 31 years in the Banking industry. Mr. Carfora has a Bachelor’s degree in Accounting and a MBA in Finance, both from Fairleigh Dickinson University and is a Certified Public Accountant.
(c)	Mr. Caspersen has nearly 19 years of experience, including ten years in the Banking industry. Mr. Caspersen joined the Bank as Chief Risk Officer in March 2004 and was promoted to General Counsel in May 2006. He was elected to the Board of Directors in April 2012. Mr. Caspersen was named Senior Executive Vice President, Chief Operating Officer and General Counsel in 2013. Prior to joining the Bank, Mr. Caspersen worked in the fields of venture capital, investment banking and corporate law. Mr. Caspersen is a graduate of Harvard Law School and Harvard College.
(d)	Mr. Spengeman served as President and Chief Investment Officer of Peapack-Gladstone Bank Trust & Investments for the past nine years. After 28 years of dedicated service, Mr. Spengeman retired from the Corporation and the Bank as of December 31, 2013.
(e)	Mr. Spero joined the Bank in June 2008 as Senior Vice President and Senior Commercial Lender and has over 25 years of banking experience. Previously Mr. Spero served as Senior Vice President and Commercial Loan Team Leader at Lakeland Bank, a subsidiary of Lakeland Bancorp from May 2000 to May 2008. Mr. Spero is a graduate of Wagner College and attended Fairleigh Dickinson University in their MBA program.

2013 Grants of Plan-Based Awards

Name	Grant Date	All Other Stock Awards: Number of Shares of Stocks or Units (#) (1)	Grant Date Fair Value of Stock and Option Awards
Douglas L. Kennedy	1/2/2013	17,029	$ 249,986
	12/4/2013	70,982	1,249,993
Jeffrey J. Carfora	3/1/2013	4,093	59,349
	12/4/2013	29,117	512,750
Finn M.W. Caspersen, Jr.	3/1/2013	4,457	64,627
	12/4/2013	34,072	600,008
Craig C. Spengeman	3/1/2013	5,172	74,994
Vincent A. Spero	3/1/2013	3,957	57,377
	12/4/2013	3,910	68,855
(1)	Represents restricted stock awards granted under the 2012 Long-Term Stock Incentive Plan. The awards granted on January 2, 2013, and March 1, 2013, vests in three equal annual installments commencing with the first anniversary of the grant date subject to continued employment through the applicable vesting date. The award granted on December 4, 2013, represents our EIP equity awards. For Messrs. Kennedy, Carfora and Caspersen, one-half of the EPP equity award will vest in five equal annual installments commencing with the first anniversary of the grant date subject to continued employment through the applicable vesting date. The remaining half of the EPP equity award is subject to vesting based on the achievement of specified high-performance measures as described under “Strategic Plan Award (SPA) Equity Grants” in the Compensation Discussion and Analysis. For Mr. Spero, his entire EPP equity award will vest in five equal annual installments commencing with the first anniversary of the grant date subject to continued employment through the applicable vesting date. The restricted shares have the right to vote and receive dividends. Dividends paid with respect to the performance-based restricted shares are held in escrow and subject to the same vesting conditions as the underlying shares.
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Outstanding Equity Awards at 2013 Fiscal Year-End

The following table represents stock options and stock awards outstanding for each named executive officer as of December 31, 2013.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (1)	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares That Have Not Vested	Market Value of Shares That Have Not Vested
Douglas L. Kennedy	-	-	-		17,029 (10)	$ 325,254
					35,491 (10)	677,878
	-	-	-		35,491 (11)	677,878
Jeffrey J. Carfora	-	-	-		10,293 (8)	$ 196,593
					4,093 (9)	78,176
					14,559 (10)	278,077
					14,558 (11)	278,058
Finn M.W. Caspersen, Jr.	11,549 (3)	-	28.57	3/29/2014
	2,100 (4)	-	26.76	1/3/2017
	3,150 (5)	-	23.40	1/2/2018
					10,377 (8)	$ 198,200
					4,457 (9)	85,129
					17,036 (10)	325,388
					17,036 (11)	325,388
Craig C. Spengeman	4,200 (4)	-	26.76	1/3/2017
	4,200 (5)	-	23.40	1/2/2018
					13,656 (8) (12)	$ 260,830
					5,172 (9) (12)	98,785
Vincent A. Spero	1,050 (6)	-	27.01	6/2/2018
	2,400 (7)	600	11.91	11/19/2019
					10,278 (8)	$ 196,310
					3,957 (9)	75,578
					3,910 (10)	74,682
(1)	In the event of a Change in Control, all options outstanding on the date of such Change in Control shall become immediately and fully exercisable. All options expire not more than ten years after the date of grant.
(2)	Stock options were immediately vested and all options were exercisable at that time, at a price equal to the fair market value of the common stock on the date of the grant.
(3)	Stock options granted on March 29, 2004, vest at a rate of 20% per year for five years and are exercisable not earlier than one year after the date of the grant, at a price equal to the fair market value of the common stock on the date of the grant.
(4)	Stock options granted on January 3, 2007, vest at a rate of 20% per year for five years and are exercisable not earlier than one year after the date of the grant, at a price equal to the fair market value of the common stock on the date of the grant.
(5)	Stock options granted on January 2, 2008, vest at a rate of 20% per year for five years and are exercisable not earlier than one year after the date of the grant, at a price equal to the fair market value of the common stock on the date of the grant.
(6)	Stock options granted on June 2, 2008, vest at a rate of 20% per year for five years and are exercisable not earlier than one year after the date of the grant, at a price equal to the fair market value of the common stock on the date of the grant.
(7)	Stock options granted on November 19, 2009, vest at a rate of 20% per year for five years and are exercisable not earlier than one year after the date of the grant, at a price equal to the fair market value of the common stock on the date of the grant.
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(8)	The restricted stock vests in four installments: 40% on the second anniversary of issuance and 20% each on the next three annual anniversaries, and only if the executive continues to serve as an executive at such applicable vesting date. Upon termination of employment by reason of death, disability or retirement, or upon a Change in Control, all shares immediately vest.
(9)	The restricted stock vests in three annual installments commencing with the anniversary of issuance and only if the executive continues to serve as an executive at such applicable vesting date. Upon termination of employment by reason of death, disability or retirement, or upon a Change in Control, all shares immediately vest.
(10)	The restricted stock vests in five installments, 20% on each anniversary of issuance and only if the executive continues to serve as an executive at such applicable vesting date. Upon termination of employment by reason of death, disability or retirement, or upon a Change in Control, all shares immediately vest.
(11)	Performance-based restricted stock which will cliff vest in March following the fiscal year in which the Company meets four out of five performance measures as described under “Strategic Plan Award (SPA) Equity Grants” in the Compensation Discussion and Analysis. If the Company does not meet four of the five high-performance measures in 2014, 2015, 2016 or 2017, the shares will be forfeited. Upon termination of employment by reason of death, disability or upon a Change in Control, all shares immediately vest, and upon retirement, as defined in the award agreement, the shares will remain outstanding until they either vest or are forfeited in accordance with their terms.
(12)	Pursuant to Mr. Spengeman’s Separation Agreement dated September 6, 2013, restricted stock shares granted will continue to vest in accordance with their original vesting schedule.

Option Exercises and Stock Vested

The following table represents the options exercises and the vesting of stock during 2013.

	Option Awards		Stock Awards
	Number of Shares		Number of Shares
	Acquired on	Value Realized	Acquired on	Value Realized
	Exercise	On Exercise	Vesting	On Vesting
Name	(#)	($)	(#)	($)
Douglas L. Kennedy	-	-	-	$ -
Jeffrey J. Carfora	-	-	6,153	46,890
Finn M.W. Caspersen, Jr	-	-	6,056	46,761
Craig S. Spengeman	-	-	8,100	61,990
Vincent A. Spero	-	-	6,131	46,783

Non-Qualified Deferred Compensation

Peapack-Gladstone maintains a deferred compensation plan (“DCP”), which is designed to allow highly compensated employees, including named executive officers, to defer their earnings under the 401(k) Plan that are otherwise limited by the IRS. For DCP purposes, eligible earnings include base salary and cash bonus and there are no limitations on the amounts that may be deferred. Investment options for this account are similar to the investment options available under the 401(k) Plan and the employee can change their investment selections at any time. Peapack-Gladstone’s contribution with regard to Mr. Spengeman, as well as other employees in the 401(k) Plan, compensated the individuals for the termination of the defined benefit plan in May of 2008.

The following table shows the deferred compensation plan in which each named executive officer participates and the activity during 2013.

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings/(Loss) in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)
(a)	(b)	(c) (1)	(d)	(e)	(f) (2)
Douglas L. Kennedy	$ -	$ -	$ -	$ -	$ -
Jeffrey J. Carfora	-	-	-	-	-
Finn M. W. Caspersen, Jr.	-	-	-	-	-
Craig C. Spengeman	-	14,189	11,237	-	47,884
Vincent A. Spero	-	-	-	-	-

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(1)	The contribution amounts to the DCP are also reported as compensation to the applicable named executive officer for fiscal 2013 in the All Other Compensation column of the Summary Compensation Table.
(2)	If a person was a named executive officer in previous years’ proxy statements, the amount reported in this column includes amounts that were included as compensation previously reported for that person in the Summary Compensation Table for those previous years.

Potential Payments Upon Termination or Change in Control

Peapack-Gladstone and the Bank have entered into employment agreements with the named executive officers, which set forth the terms of employment of the officers and provide for benefits in the event of termination without “cause.” Peapack-Gladstone and the Bank have also entered into change in control agreements with the named executive officers, each of which provide for benefits in the event a termination without “cause” or for “good reason” following a merger or acquisition of Peapack-Gladstone. A detailed description of the employment agreements and change-in-control agreements may be found in the Compensation Discussion and Analysis section of this proxy under “Employment Contracts” and “Change In Control Agreements.”

Potential Payments upon Termination or Change in Control

The following table shows the potential payments under each named executive’s change-in-control or employment agreement if he had terminated employment with the Bank effective December 31, 2013, under each of the following retirement or termination circumstances (i) death or disability; (ii) voluntary resignation or dismissal for cause; (iii) retirement; (iv) dismissal without cause; and (v) dismissal without cause or resignation for good reason following a change-in-control of Peapack-Gladstone on December 31, 2013. These payments are considered estimates as of specific dates as they contain some assumptions regarding stock price, life expectancy, salary and non-incentive compensation amounts and income tax rates and laws.

Compensation and/or Benefits Payable Upon Termination	Death or Disability	Voluntary Resignation or Dismissal For |Cause	Retirement	Dismissal Without Cause (no Change in Control) (1) (3)	Dismissal Without Cause or Resignation For Good Reason (following a Change in Control) (1) (2) (3)
Douglas L. Kennedy
Cash Severance	--	--	--	$1,000,000	$1,500,000
Equity Acceleration (4)	$1,615,975	--	$1,615,975	--	$1,615,975
Welfare Benefits Continuation	--	--	--	--	$19,419
Reduction in Payment (5)	--	--	--	--	--
Total Benefit	$1,615,975	$0	$1,615,975	$1,000,000	$3,135,393
Jeffrey J. Carfora
Cash Severance	--	--	--	$512,752	$1,005,504
Equity Acceleration (4)	$749,379	--	$749,379	--	$749,379
Welfare Benefits Continuation	--	--	--	--	$25,911
Life Insurance Benefit (6) (7)	$640,940	--	--	--	$101,934
Reduction in Payment (5)	--	--	--	--	--
Total Benefit	$1,390,319	$0	$749,379	$512,752	$1,882,728
Finn M. W. Caspersen, Jr.
Cash Severance	--	--	--	$600,000	$1,146,750
Equity Acceleration (4)	$852,185	--	$852,185	--	$852,185
Welfare Benefits Continuation	--	--	--	--	$25,911
Life Insurance Benefit (6) (7)	$750,000	--	--	--	$222,276
Reduction in Payment (5)	--	--	--	--	--
Total Benefit	$1,602,185	$0	$852,185	$600,000	$2,247,122
Vincent Spero
Cash Severance	--	--	--	$459,000	$616,500
Equity Acceleration (4)	$269,518	--	$269,518	--	$269,518
Welfare Benefits Continuation	--	--	--	--	$17,274
Life Insurance Benefit (6) (7)	$573,750	--	--	--	$110,439
Reduction in Payment (5)	--	--	--	--	($77,075)
Total Benefit	$843,268	$0	$269,518	$459,000	$936,655

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Mr. Spengeman retired from the Corporation effective December 31, 2013. Pursuant to his Separation Agreement and General Release, Mr. Spengeman became entitled to a total severance payment of $600,000 representing two years of his base salary, with $150,000 to be paid in lump sum on July 1, 2014 and the balance to be paid in installments over the subsequent 18 months in accordance with normal payroll practices; reimbursement for COBRA medical premiums until December 31, 2014; title to his company car valued at $15,500; and continued vesting of his outstanding restricted stock grants in accordance with the original vesting schedule.  Mr. Spengeman was also paid a total of $11,538 for unused vacation time in accordance with state law.

(1)	The term “cause” generally means (i) willful and continued failure by a named executive officer to perform the officer’s duties, (ii) willful misconduct by the named executive officer which causes material injury to the Corporation or its successor or (iii) the conviction of a crime, other than a traffic violation, drunkenness, drug abuse, or excessive absenteeism other than for illness.
(2)	The term “good reason” generally means a change in job description, location, compensation or benefits.
(3)	The term “change in control” generally means (i) the acquisition of the Corporation’s securities representing 30% or more of the voting power of all its securities, (ii) the first purchase of the Corporation’s common stock pursuant to a tender or exchange offer, (iii) the shareholder approval of (a) a merger or consolidation of the Corporation into another corporation wherein the other corporation exercises control over the Corporation, (b) a sale or disposition of all or substantially all of the Corporation’s assets or (c) a plan of liquidation or dissolution of the Corporation, (iv) a change in board membership such that over a two year period the directors constituting the Board at the beginning of such period do not constitute two thirds of the Board of the Corporation or a successor corporation at the end of such period, or (v) a sale of (a) the common stock of the Corporation following which a person or entity other than the Corporation or its affiliates owns a majority thereof or (b) all or substantially all of the Corporation’s assets.
(4)	Under Peapack-Gladstone’s various stock option and equity plans, unvested stock options and restricted stock would immediately vest in the event of a change in control. The value of equity acceleration is based on the market price of $19.10 as of December 31, 2013. Named executive officers would have three years from the date of termination following a change in control to exercise the vested options.
(5)	In the event any payments to Messrs. Kennedy, Carfora, and Caspersen would exceed the amount that could be received without the imposition of an excise tax under Section 4999 of Code, the payments will be reduced to the extent necessary to ensure that such payments will be limited to the greater of (i) the dollar amount which can be paid to Messrs. Kennedy, Carfora, and Caspersen without triggering an excise tax under Section 4999 of the Code, or (ii) the greatest after-tax amount payable to the executive after taking into account any excise tax imposed under Section 4999 of the Code on the total payments.

The greatest after-tax amount payable to the executive after taking into account any excise tax imposed under Section 4999 of the Code on the total payments to Messrs. Kennedy, Carfora, and Caspersen is greater than the dollar amount which can be paid to Messrs. Kennedy, Carfora, and Caspersen without triggering an excise tax under Section 4999 of the Code. Accordingly, the payments to Messrs. Kennedy, Carfora, and Caspersen in connection with a termination following a change in control on December 31, 2013 are not subject to a reduction.

The dollar amount which can be paid to Mr. Spero without triggering an excise tax under Section 4999 of the Code is greater than the greatest after-tax amount payable to the executive after taking into account any excise tax imposed under Section 4999 of the Code on the total payments to Mr. Spero. Accordingly, the payments to Mr. Spero in connection with a termination following a change in control on December 31, 2013 are subject to a reduction.

(6)	Peapack-Gladstone has purchased bank owned life insurance and entered into a split-dollar plan with the named executive officers, other than Mr. Kennedy, and certain other employees to provide current and post-employment life insurance in an amount which ranges from $25,000 to 2.5 times the executive’s annual base salary. A life insurance benefit of 2.5 times the executive’s annual base salary vests if prior to the termination of employment the executive becomes disabled. A benefit of 2.5 times the executive’s salary is paid if the executive dies while employed by Peapack-Gladstone.
(7)	The life insurance benefit at dismissal without cause or resignation for good reason following a change in control represents the imputed income from December 2013 through the end of the executive’s plan participation year (calculated on an actuarial basis) under Peapack-Gladstone’s Split-Dollar Plan. Upon a change in control, the executive would vest in the benefit of 2.5 times the executive’s annual base salary.

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Equity Compensation Plan

The following table shows information at December 31, 2013 for all equity compensation plans under which shares of our common stock may be issued:

			Number of Securities Remaining
			Available for Future Issuance
	Number of Securities	Weighted-Average	Under Equity Compensation
	to be issued upon Exercise	Exercise Price	Plans (Excluding Securities
Plan Category	of Outstanding Options (a)	of Outstanding Options (b)	Reflected in Column (a) (c)

Equity
Compensation
Plans Approved
by Security Holders	652,179	$21.30	230,559

Equity
Compensation
Plans not Approved
by Security Holders	N/A	N/A	N/A
Total	652,179	$21.30	230,559

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that Peapack-Gladstone's executive officers, directors and persons who own more than ten percent of a registered class of Peapack-Gladstone's common stock, file reports of ownership and changes in ownership with the SEC. Based upon copies of reports furnished by insiders, all Section 16(a) reporting requirements applicable to insiders during 2013 were satisfied on a timely basis except for one Form 4 (representing one transaction), which was filed late on behalf of Vincent A. Spero, one Form 4 (representing one transaction), which was filed late on behalf of Anthony V. Bilotta, Jr. and one Form 4 (representing one transaction), which was filed late on behalf of Karen A. Rockoff.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Board of Directors has established a Compensation Committee, which has been charged with overseeing executive compensation practices at Peapack-Gladstone. Members of the Compensation Committee are Messrs. Meyercord (Chair), Consi, Gramigna, Merton and Smith. All members of the Compensation Committee, or their affiliates, have engaged in loan, deposit or trust transactions with the Bank, as discussed below, in “Transactions with Related Persons, Promoters and Certain Control Persons” and under “Director Independence” above. No other relationships required to be reported under the rules promulgated by the Securities and Exchange Commission exist with respect to members of Peapack-Gladstone’s Compensation Committee.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

In addition to the matters discussed above under the captions “Director Independence” and “Compensation Committee Interlocks and Insider Participation,” directors and officers and their associates were customers of and had transactions with the Bank during the year ended December 31, 2013, and it is expected that such persons will continue to have such transactions in the future. All deposit accounts, loans, and commitments comprising such transactions were made in the ordinary course of business of the Bank on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons not related to Peapack-Gladstone, and, in the opinion of management of Peapack-Gladstone, did not involve more than normal risks of collectability or present other unfavorable features.

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REPORT OF THE AUDIT COMMITTEE

To the Board of Directors of Peapack-Gladstone Financial Corporation:

We have reviewed and discussed with management Peapack-Gladstone's audited consolidated financial statements as of and for the year ended December 31, 2013.

We have discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

We have received and reviewed the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and have discussed with the independent accountant the independent accountant’s independence.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the audited financial statements referred to above be included in Peapack-Gladstone's Annual Report on Form 10-K for the year ended December 31, 2013.

The Audit Committee

Anthony J. Consi, II, Chairman
Edward A. Gramigna, Jr.
James R. Lamb, Esq.
Beth Welsh
March 3, 2014

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PROPOSAL 3

APPROVAL OF THE AMENDED PEAPACK-GLADSTONE FINANCIAL CORPORATION 2012 LONG-TERM STOCK INCENTIVE PLAN WHICH INCREASES THE SHARE RESERVE BY 300,000 SHARES

The Board believes that the Peapack-Gladstone Financial 2012 Long-Term Stock Incentive Plan, as amended on March 21, 2013 (the “2012 Stock Incentive Plan”) motivates our officers, employees, and independent contractors and non-employee directors to align their interests with those of our shareholders, and helps us to attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of Peapack-Gladstone.

The 2012 Stock Incentive Plan was initially approved by the shareholders on April 24, 2012. The 2012 Stock Incentive Plan was amended by our Board of Directors on March 21, 2013 and approved by our shareholders at last year’s annual meeting held on April 23, 2013. This amended plan:

•	increased the maximum number of shares that Peapack-Gladstone may issue under the 2012 Stock Incentive Plan from 200,000 shares to 400,000 shares;
•	limited the shares that can be granted to directors to not more than 10,000 shares per director per year;
•	allowed the Committee to grant under the restricted stock provisions of the 2012 Plan up to an aggregate of 10,000 shares and individually up to 5 shares of stock without restrictions;
•	allowed the Committee to make grants of options, stock appreciation rights and restricted stock that do not automatically vest upon the death, disability or retirement of the grantee or upon the change in control of Peapack-Gladstone; and
•	amended the definition of change in control to clarify that a change in control shall only be deemed to occur if, following a proxy solicitation by a third party for a reorganization, merger or consolidation, a business transaction actually takes place.

On March 20, 2014, our Board of Directors further amended the 2012 Stock Incentive Plan, subject to shareholder approval thereof (the “Amended 2012 Stock Incentive Plan”). The sole amendment that the Board seeks to implement under the Amended 2012 Stock Incentive Plan is to increase the maximum number of shares that Peapack-Gladstone may issue under the plan from 400,000 to 700,000 shares. As of March 17, 2014, 12,030,253 total shares of our common stock were issued and outstanding.

We believe the increase in shares is advisable and in the best interests of our shareholders for the following reasons: As previously disclosed, we are in the process of implementing a plan intended to grow our company over the next several years. As part of this growth plan, we have hired new officers and intend to hire additional new officers and employees and incentivize them through the grant of equity awards in order to align their goals with the interests of our shareholders. In addition, as discussed in the Compensation Discussion and Analysis, in 2013 our Compensation Committee implemented our Executive Performance Plan, or our “EPP.” Under our EPP, in addition to the annual long-term incentive awards which are customarily granted to certain employees, the Committee granted strategic plan awards in the form of restricted stock intended to focus grantees on the achievement of our long-term strategic plan goals.

Following the approval of the 2012 Stock Incentive Plan at last year’s annual meeting, 390,286 shares remained available for issuance under the plan. Since that time, a total of 69,331 shares were granted to newly hired executives in the form of restricted stock and an additional 10,700 shares were granted to new hired executives in the form of stock options. The amount of restricted stock shares granted to each newly hired executive was a sign-on grant, while stock options granted were in line with our customary practice of granting long-term incentive awards to newly hired executives. A total of 150,384 restricted shares were granted to certain of our executive officers as strategic plan awards under our EPP (67,085 of these shares represent performance-based shares granted to our CEO, CFO and COO, which will vest only if the related performance measures are achieved). In addition, in March 2014, a total of 61,683 time-based restricted shares were granted to participants in line with our customary practice of granting long-term incentive awards on an annual basis. Also in March 2014, a total of 7,916 shares were granted to our non-employee directors in the form of restricted stock as annual grants under our director compensation program. An additional 2,400 of stock options were granted to employees who received promotions since last year’s annual meeting. Following these grants, a total of 87,872 shares remained available for future issuance under the plan as of March 17, 2014.

In the coming years, we intend to continue to grant annual equity awards to our employee and director plan participants and intend to hire additional new officers and employees in connection with our strategic plan and we may grant additional strategic plan restricted stock awards as described in the Compensation Discussion and Analysis.

If our shareholders do not approve the proposal to increase the number of shares of common stock available for issuance under the Amended 2012 Stock Incentive Plan, Peapack-Gladstone expects that within 1-2 years it will have an insufficient number of shares available to make equity-based compensation a meaningful part of our officers’ and employees’ overall compensation. As such, we believe our ability to retain and attract talented employees and to implement our growth plan will be adversely affected due to the ability of the competitors of the Company to offer long-term equity compensation to those individuals. Additionally, we would have to consider providing additional cash compensation to our officers and employees to maintain competitive levels of compensation, and our ability to align compensation with the interests of shareholders would be greatly diminished.

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The following paragraphs summarize material terms of the Amended 2012 Stock Incentive Plan. This summary is qualified in its entirety by the specific terms of the Amended 2012 Stock Incentive Plan. A copy of such the Amended Plan is attached to this Proxy Statement as Exhibit A.

TYPES OF OPTIONS AND AWARDS

The 2012 Stock Incentive Plan provides that a committee designated by the Board to administer the 2012 Stock Incentive Plan (the “Committee”) may grant eligible participants incentive stock options, non-qualified stock options, restricted stock awards and stock appreciation rights. All options and awards to be granted under the 2012 Stock Incentive Plan are options for or awards relating to shares of Peapack-Gladstone’s common stock. “Incentive stock options” to be granted under the 2012 Stock Incentive Plan are intended to constitute “incentive stock options” within the meaning of Section 422 of the Code. “Non-qualified stock options” are those options, which when granted or due to subsequent disqualification, do not qualify as incentive stock options within the meaning of Section 422 of the Code.

SHARES SUBJECT TO THE 2012 STOCK INCENTIVE PLAN

As discussed above in the introduction to this proposal, since last year’s adoption of the Amended 2012 Stock Incentive Plan through March 20, 2014, we have granted to our officers, employees, and non-employee directors a total of 302,414 restricted stock and option awards. We have not granted options or awards to any independent contractor. As a result, 87,872 of the 400,000 currently authorized shares are currently issued or reserved for issuance under the Amended 2012 Stock Incentive Plan. Therefore, as of March 17, 2014, there were 87,872 shares of our common stock available for grant under the Amended 2012 Stock Incentive Plan.

The maximum number of shares that may be issued or transferred pursuant to options or awards for incentive stock options, non-qualified stock options, restricted stock and stock appreciation rights upon approval of the Amended 2012 Stock Incentive Plan is 700,000. The maximum number of shares that may be issued per year to any one eligible employee pursuant to options and/or awards is 200,000. The maximum number that may be issued per year to any non-employee director is 10,000.

The 2012 Stock Incentive Plan provides that the Committee will conclusively determine the appropriate adjustments, if any, to the number of shares available and purchase price for stock options and awards in the case of a change in capitalization (as defined in the 2012 Stock Incentive Plan). Any such adjustment to shares subject to outstanding incentive stock options will be made in a manner designed so as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

Whenever any outstanding option expires, is cancelled or is otherwise terminated (other than by exercise of the option or any related stock appreciation right), the shares allocable to the unexercised portion of such option may again be the subject of options and awards under the 2012 Stock Incentive Plan. Further, whenever any shares subject to an award or option are retained by Peapack-Gladstone upon exercise of an award or option to satisfy the exercise price for, or any withholding or other taxes due with respect to, such award or option, or forfeited for any reason, such shares may again be the subject of options and awards under the 2012 Stock Incentive Plan.

TERMINATION AND AMENDMENT

The 2012 Stock Incentive Plan will terminate on April 23, 2022, the day preceding the tenth anniversary of its effective date. However, the Board of Directors has the right to terminate the 2012 Stock Incentive Plan at any time.

The Board also has the right to amend the 2012 Stock Incentive Plan. However, without the approval of Peapack-Gladstone’s shareholders, no amendment may be made to the 2012 Stock Incentive Plan if the amendment would, except as provided under the 2012 Stock Incentive Plan for a change in capitalization, (a) increase the maximum number of shares as to which options or awards may be granted under the 2012 Stock Incentive Plan, or (b) change the class of persons eligible to participate.

The rights under any option or award granted before any amendment to the 2012 Stock Incentive Plan may not be adversely affected by such amendment, except with the consent of the optionee or grantee, as the case may be.

ADMINISTRATION

The 2012 Stock Incentive Plan is administered by the Committee. Each member of the Committee is an independent director and a non-employee director (as defined in Rule 16b-3 of the Exchange Act as it may be amended from time to time) and an “outside director” within the meaning of Section 162(m) of the Code as it may be amended from time to time. A majority of the Committee will constitute a quorum and a majority of a quorum may authorize any action. No failure to be so qualified shall invalidate any option or award or any action or inaction under the 2012 Stock Incentive Plan.

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The Committee has the power to identify each officer, key employee, director or independent contractor qualified to receive an option or award (an “optionee” or “grantee,” respectively) and determine the number of shares subject to each option or award, the date of grant and the terms and conditions governing the option or award provided, however, that all grants to directors must be approved by the Board of Directors, further provided, that grants to non-employee directors are limited by the amendment to not more than 10,000 per year. The Committee (or with respect to directors, the Board) is also charged with the responsibility of interpreting the 2012 Stock Incentive Plan and making all administrative determinations.

ELIGIBILITY

All officers, key employees and non-employee directors of Peapack-Gladstone or its Subsidiaries designated by the Committee (or with respect to directors, the Board) will be eligible to receive options or awards under the 2012 Stock Incentive Plan (“eligible employees”), but no person may receive any options or awards unless he is an employee of Peapack-Gladstone or a Subsidiary or a director or independent contractor, at the time the option or award is granted.

TERMS AND CONDITIONS OF STOCK OPTIONS

Term

All options to be granted under the 2012 Stock Incentive Plan will be for such term as the Committee (or, with respect to directors, the Board) determines, provided that (i) all incentive stock options will not be exercisable after the expiration of ten years from the date granted, and (ii) all non-qualified stock options will not be exercisable after the expiration of ten years and one day from the date granted. The Committee may, subsequent to the granting of any option, extend the term thereof but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence. The 2012 Stock Incentive Plan provides that any options which are intended to be incentive stock options and are granted to an optionee who owns more than 10% of Peapack-Gladstone’s common stock (a “ten-percent shareholder”) must have terms of five years or less. No incentive options may be granted to a director or independent contractor.

Purchase Price

The 2012 Stock Incentive Plan provides that the purchase price shall be set forth in the grant agreement between the eligible employee and Peapack-Gladstone. The purchase price per share under each option must not be less than 100% of the fair market value of a share at the time the option is granted (110% in the case of an incentive stock option granted to a ten-percent shareholder). The 2012 Stock Incentive Plan defines “fair market value,” as the last sale price reported on the NASDAQ Global Select Market. On March 17, 2014, the last reported sale price of Peapack-Gladstone common stock was $19.52.

The 2012 Stock Incentive Plan provides that the purchase price for shares purchased pursuant to the exercise of any option, as well as any required tax withholding, is payable in full at the time of exercise. The purchase price and tax withholding may be paid in cash, by check, or at the discretion of the Committee (or with respect to directors, the Board) and upon such terms and conditions as the Committee shall approve, by transferring shares to Peapack-Gladstone or by having shares that would otherwise have been delivered upon exercise withheld by Peapack-Gladstone.

Exercise Period

The 2012 Stock Incentive Plan provides that if a non-director optionee’s employment or service terminates by reason of death or disability, the right of the optionee, his or her estate, beneficiary or representative to exercise the options will terminate three years following such termination of employment. If the termination of employment is due to the optionee’s “retirement” (as defined in the 2012 Stock Incentive Plan), such options will be exercisable for period of 90 days in the case of incentive stock options, and three years, in the case of non-qualified stock options, following such termination of employment. If an optionee’s employment or service is terminated by the optionee, or terminates by reason of dismissal for “Cause” (as defined in the 2012 Stock Incentive Plan) the right of the optionee to exercise any outstanding, vested options will terminate on the date of such termination of employment. If an optionee’s employment or service terminates without cause, the option will be exercisable for a period of 90 days following termination of employment, except that if an optionee’s employment or service is terminated without cause and within 12 months after a change in control, non-qualified options will be exercisable for three years following the termination of employment or service. In no event may an option be exercised beyond its term.

Upon death or termination of employment due to disability or retirement (each as defined in the 2012 Stock Incentive Plan), all options become immediately and fully exercisable for three years.

The Committee has the discretion to grant options which do not become immediately exercisable upon the death, disability or retirement of an optionee.

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Upon the termination of a director’s service as a member of the Board for any reason other than retirement, disability, change in control or death, the director’s options shall be exercisable only as to those shares, which were immediately exercisable by the director at the date of termination. In the event of the death, retirement or disability of a director, all options held by the director shall become immediately exercisable. Upon termination of the director’s service due to or within 12 months after a change in control, all options held by the director shall become immediately exercisable. Options granted to a director shall expire and no longer be exercisable upon the earlier of (i) one hundred twenty (120) months following the date of grant, or (ii) three (3) years following the date on which the director ceases to serve as a director (for any reason other than cause).

Change In Control Provisions

In the event of a change in control (as defined in the 2012 Stock Incentive Plan), all options not held by directors outstanding on the date of such a change of control shall become immediately and fully exercisable. For director options, upon termination of a director’s service due to or within 12 months following a change in control, all options shall become immediately exercisable and shall expire on the earlier of 120 months following the date of grant or three years following the termination of service on the Board. The Committee has the discretion to grant options which do not become immediately exercisable upon the change in control of the Company.

In the event of a change in control, the Board, in its sole discretion, shall have the right to terminate all options and awards and pay to the optionee the value of such options and awards.

TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

Term

All stock appreciation rights available for issuance under the 2012 Stock Incentive Plan will be for such term as the Committee (or with respect to directors, the Board) determines. If granted in connection with an option, such stock appreciation right will cover the same shares covered by the option (or such lesser number of shares as the Committee (or with respect to directors, the Board) may determine) and, except as provided below, be subject to the same term as the related option.

Exercise

The 2012 Stock Incentive Plan provides that a stock appreciation right granted in connection with an option is exercisable only at such time or times and to the extent that the related option is exercisable. If such stock appreciation right is connected to an incentive stock option it will be exercisable only if the fair market value of a share on the date of exercise exceeds the purchase price of the related incentive stock option. Generally, upon the exercise of a stock appreciation right related to an option the option is cancelled to the extent that the stock appreciation right is exercised, and upon the exercise of an option related to a stock appreciation right, the stock appreciation right is cancelled to the extent that the option is exercised; however, the Committee may also provide that upon exercise of an option related to a stock appreciation right, the stock appreciation right will also be deemed exercised entitling the grantee to payment of amounts in connection with both the stock appreciation right and the option. The 2012 Stock Incentive Plan provides that a stock appreciation right unrelated to an option will contain such terms and conditions as to exercisability, vesting and duration as the Committee (or, with respect to directors, the Board) will determine, but in no event shall they have a term of greater than ten years. Upon the death, disability, or retirement of a grantee, all stock appreciation rights become immediately exercisable. Upon the retirement of a grantee, the stock appreciation rights held by the grantee will be exercisable for a period of 90 days following such termination of employment. Upon the death or disability of a grantee, a stock appreciation right unrelated to an option will be exercisable for a period of one year following such termination of employment. Other exercise terms generally parallel those applicable to options. The Committee has the discretion to grant stock appreciation rights which do not become immediately exercisable upon the death, disability or retirement of a grantee.

Payment

The 2012 Stock Incentive Plan provides that upon exercise of a stock appreciation right related to an option the grantee will receive an amount determined by multiplying (A) the excess of fair market value of a share on the date of exercise of such stock appreciation right over the per share purchase price of the related option, by (B) the number of shares as to which such stock appreciation right is being exercised. Notwithstanding the foregoing, the Committee (or, with respect to directors, the Board) may limit in any manner the amount payable with respect to any stock appreciation right by including such a limit in the agreement evidencing the stock appreciation right at the time it is granted. The 2012 Stock Incentive Plan provides that upon exercise of a stock appreciation right unrelated to an option the grantee will receive an amount determined by multiplying (A) the excess of fair market value of a share on the date of exercise of such stock appreciation right over the fair market value of a share on the date of the grant of the stock appreciation right, by (B) the number of shares as to which such stock appreciation right is being exercised. The Committee (or, with respect to directors, the Board) has discretion to make such payments either solely in shares of Peapack-Gladstone’s common stock in a number determined at their fair market value on the date of exercise of the stock appreciation right or in cash or in a combination of cash and shares.

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Restrictions

The 2012 Stock Incentive Plan provides that no stock appreciation right may be exercised before the date six months after the date it is granted, except in the event of death or disability of the grantee before the expiration of the six-month period.

Change In Control

In the event of a change in control, subject to the restrictions immediately above, all stock appreciation rights shall become immediately and fully exercisable. The Committee has the discretion to grant stock appreciation rights which do not become immediately exercisable upon the change in control of the Company.

TERMS AND CONDITIONS OF RESTRICTED STOCK

Terms and Conditions

The 2012 Stock Incentive Plan provides that upon granting a restricted stock award an agreement between the grantee and Peapack-Gladstone will set forth the restrictions, terms, and conditions of the award. Such agreement may require that an appropriate legend be placed on share certificates. Upon the grant of the restricted stock, the shares will be issued in the name of the grantee as soon as reasonably practicable after the purchase price, if any, is paid, and such shares will be deposited with the escrow agent pending termination of the restrictions which apply thereto. The 2012 Stock Incentive Plan provides that upon delivery of such shares to the escrow agent, the grantee will have all rights of a shareholder with respect to the shares, including the right to vote and the right to receive all dividends paid or made with respect to the shares, unless the Committee (or, with respect to directors, the Board), in its discretion, determines that such payment of dividends should be deferred. Notwithstanding anything to the contrary in the 2012 Plan, the Committee may grant under the restricted stock provisions of the 2012 Plan up to an aggregate of 10,000 shares and individually up to 5 shares of stock without restrictions.

In the event of any stock dividend or stock split on restricted stock, new shares issued to the eligible employee will remain subject to the same restrictions.

At the time of an award of shares of restricted stock, the Committee (or, with respect to directors, the Board) may, in its discretion, determine that the payment of cash dividends, or a specified portion thereof, declared or paid on shares of restricted stock by Peapack-Gladstone will be deferred until the earlier to occur of (i) the lapsing of the restrictions imposed upon such shares, in which case such cash dividends shall be paid over to the grantee, or (ii) the forfeiture of such shares in which case such cash dividends shall be forfeited to Peapack-Gladstone, and such cash dividends shall be held by Peapack-Gladstone for the account of the grantee until such time. In the event of such deferral, interest shall be credited on the amount of such cash dividends held by Peapack-Gladstone for the account of the grantee from time to time at such rate per annum as the Committee (or, with respect to directors, the Board), in its discretion, may determine. Payment of deferred cash dividends, together with interest accrued thereon as aforesaid, will be made or forfeited upon the earlier to occur of the events specified in (i) and (ii).

Restrictions

The 2012 Stock Incentive Plan provides that the restrictions upon the shares of restricted stock will lapse at the time or times and on the terms and conditions, including satisfaction of performance criteria as the Committee (or, with respect to directors, the Board) determines as may be set forth in the agreement. Such restrictions will only lapse if the grantee on the date of the lapse is then and has continuously been an employee of Peapack-Gladstone or a Subsidiary from the date the award was granted. In the event of a change in control, all restrictions upon any shares of restricted stock lapse immediately and all such shares become fully vested in the grantee. In the event of termination of employment as a result of death, disability or retirement of a grantee, all restrictions upon shares of restricted stock awarded to such grantee will immediately lapse. The Committee has the discretion to grant shares of restricted stock which have restrictions that do not automatically lapse upon the death, disability or retirement of a grantee or the change in control of the Company. The Committee (or, with respect to directors, the Board) may also decide at any time in its absolute discretion and on such terms and conditions as it deems appropriate, to remove or modify the restrictions upon shares of restricted stock awarded. When the restrictions lapse, Peapack-Gladstone will deliver to the grantee a certificate for the number of shares of common stock without any legend or restrictions (except those required by federal or state securities laws) equivalent to the number of shares of restricted stock for which the restrictions have terminated. Delivery of shares is conditioned upon the grantee’s satisfaction of any tax withholding obligation that arises upon vesting, which withholding obligation may be satisfied by having Peapack-Gladstone withhold a number of shares then vesting equal to the aggregate required withholding tax.

FEDERAL TAX CONSEQUENCES UNDER THE 2012 STOCK INCENTIVE PLAN

The following is a summary of the federal income tax consequences of transactions under the 2012 Stock Incentive Plan, based on federal income tax laws in effect on January 1, 2014. This summary is not intended to be comprehensive and does not describe federal employment tax or state or local income tax consequences.

Pursuant to the 2012 Stock Incentive Plan, eligible employees may be granted the following benefits: incentive stock options, non-qualified stock options, stock appreciation rights and restricted stock awards.

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Incentive Stock Options. No income is realized by an optionee upon the grant or exercise of an incentive stock option. If shares of common stock are transferred to an optionee upon the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant of the option or within one year after the transfer of such shares to such optionee, then (1) upon the sale or exchange of such shares, any amount realized in excess of the option exercise price will be taxed to such optionee as a long-term capital gain and any loss sustained will be treated as a long-term capital loss, and (2) no deduction will be allowed to Peapack-Gladstone for federal income tax purposes. The exercise of an incentive stock option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If common stock acquired upon the exercise of an incentive stock option is disposed of prior to two years after the grant date or one year after the exercise date, generally (1) the optionee will realize compensation (i.e., ordinary income) in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or if less, the amount realized on the disposition of such shares, if the shares are disposed of by sale or exchange) over the option exercise price paid for such shares, and (2) Peapack-Gladstone will be entitled to deduct the amount of compensation income, which was taxed to the optionee for federal income tax purposes and if the amount represents an ordinary and necessary business expense of Peapack-Gladstone (the “ordinary and necessary test”). Any further gain (or loss) realized by the optionee will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by Peapack-Gladstone.

If an incentive stock option is exercised more than three months following the termination of employment, the exercise of the option will generally be taxed in the same manner as the exercise of a non-qualified stock option, except if the termination is due to the death or disability of the employee where the options are exercised within one year after termination of employment by death or disability, the options will retain the favorable tax treatment for incentive options.

Options are eligible for favorable tax treatment as incentive options only to the extent that not more than $100,000 in fair market value at the time of grant (generally measured by the exercise price) first becomes exercisable in any one calendar year. For purposes of this rule, option grants are aggregated and a series of option grants over several years may in the aggregate result in more than $100,000 of options that first became exercisable in any one calendar year. Moreover, options that accelerate in the event of a change-in-control (or otherwise) may also cause more than $100,000 of options to become exercisable in the year of acceleration. If more than $100,000 of options first becomes exercisable in any one year, the excess options are non-qualified options regardless of the characterization in the grant agreement.

Non-Qualified Stock Options. Except as noted below, in the case of non-qualified stock options: (1) no income is realized by the optionee at the time the option is granted; (2) the optionee realizes ordinary income at exercise in an amount equal to the difference between the option exercise price paid for the shares and the fair market value of the shares on the date of exercise; (3) Peapack-Gladstone is entitled to a federal income tax deduction equal to the amount of income taxed to the optionee, subject to the ordinary and necessary test; and (4) upon disposition of the common stock acquired by exercise of the option, appreciation (or depreciation) occurring after the date of exercise is treated as either short-term or long-term capital gain (or loss), depending on the recipient’s holding period of the shares.

Stock Appreciation Rights. No income will be realized by a grantee in connection with the grant of a stock appreciation right. When the right is exercised, the grantee generally will be required to include in gross income as ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any shares of common stock received on the exercise. At the same time, Peapack-Gladstone will be entitled to a deduction for federal income tax purposes equal to the amount included in the grantee’s gross income by reason of the exercise, subject to satisfaction of the ordinary and necessary test.

Upon disposition of common stock acquired upon the exercise of a stock appreciation right, appreciation (or depreciation) occurring after the date of exercise will be treated as either short-term or long-term capital gain (or loss), depending on the recipient’s holding period of the shares.

Restricted Stock Awards. A recipient of restricted stock generally will not be subject to tax at the time the restricted stock is received, but he/she will be subject to tax at ordinary income rates on the excess of: 1) the fair market value of the restricted stock when the restricted stock is first either transferable or not subject to a substantial risk of forfeiture, over 2) the amount (if any) paid for the stock by the recipient. However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of grant of the restricted shares will recognize taxable ordinary income in the year of receipt of the shares equal to the excess of the fair market value of such shares of restricted stock at the time of grant (determined without regard to the restrictions) over the purchase price (if any) of such restricted stock. Upon the subsequent sale or exchange of such stock, the recipient will recognize capital gain or loss measured by the difference between the amount realized on the disposition and the basis of the restricted stock, which will equal the sum of the amount paid for the stock, plus the amount included in gross income upon the grant.

If the restricted shares subject to a Section 83(b) election are forfeited before they are vested, the recipient may be entitled to a capital loss for federal income tax purposes equal to the purchase price (if any) of the forfeited shares, but the recipient will not be entitled to a loss with respect to any income recognized as a result of the Section 83(b) election.

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With respect to the sale of the shares after the forfeiture period has expired, the holding period to determine whether the recipient has long-term or short-term capital gain or loss generally begins when the restrictions expire and the tax basis of such shares will generally be based on the fair market value of such shares on such date. However, if the recipient timely makes a Section 83(b) election to be taxed as of the date of the grant of restricted shares, the holding period commences on such date and the tax basis will be equal to the fair market value of the shares on such date (determined without regard to the restrictions). The recipient’s employer generally will be entitled to a deduction equal to the amount that is taxable as ordinary income to the recipient, subject to the ordinary and necessary test.

Dividends on Restricted Stock. Dividends on restricted stock granted to a participant in the 2012 Stock Incentive Plan which are paid prior to the time such stock becomes vested or transferable by the recipient will generally be treated as compensation which is taxable as ordinary income to the participant and will be deductible by Peapack-Gladstone, subject to satisfaction of the ordinary and necessary test. However, if the recipient of restricted stock makes a timely Section 83(b) election with respect to the stock, dividends paid on such stock will be treated as dividend income, which is taxable to the recipient at a lower tax rate than the ordinary income tax rate, but will not be deductible, by Peapack-Gladstone.

Stock Swaps. The 2012 Stock Incentive Plan provides that, with Peapack-Gladstone’s permission, an optionee may transfer previously owned shares to Peapack-Gladstone to satisfy the purchase price under an option (a “stock swap”). Generally, if an optionee utilizes previously owned shares to purchase shares upon the exercise of an incentive stock option, the optionee will not realize any gain upon the exchange of the old shares for the new shares and will carry over into the same number of new shares the basis and holding period for the old shares. If the optionee purchases more shares than the number of old shares surrendered in the stock swap, the incremental number of shares received in the stock swap will have a basis of zero and a holding period beginning on the date of the exercise of the incentive stock option. If, however, shares acquired through the exercise of an incentive stock option are used in a stock swap prior to the end of the statutory holding period applicable to the old shares, the stock swap will constitute a disqualifying disposition of the old shares, resulting in the immediate recognition of ordinary income. See “Incentive Stock Options,” above.

If a stock swap is used to exercise a nonqualified stock option, the use of old shares to pay the purchase price of an equal number of new shares generally will be tax-free to the optionee, and the optionee will carry over into the new shares the basis and holding period of the old shares. However, if more shares are acquired than surrendered, the incremental shares received in the stock swap will generally be taxed as compensation income in an amount equal to their fair market value at the time of the stock swap. The optionee’s basis in those additional shares will be their fair market value taken into account in quantifying the optionee’s compensation income and the holding period for such shares will begin on the date of the stock swap.

The Amended 2012 Stock Incentive Plan will allow us to continue to deduct for federal income tax purposes the compensation recognized by our executive officers in connection with certain awards granted under the plan. Peapack-Gladstone exempts from the deductibility limits of Section 162(m) of the Internal Revenue Code (the “Code”) compensation earned from grants of stock options (but not restricted stock) under the Plan. Section 162(m) limits the deductibility of compensation paid in excess of $1 million per year for the chief executive officer and the three highest paid executives.

Ordinary Income Tax Consequences

Capital Gains. Under current law, a taxpayer’s net capital gain (i.e., the amount by which the taxpayer’s net long-term capital gains exceed his net short-term capital losses) from a sale of shares is subject to a maximum federal income tax rate of 20% if the shares have been held for more than 12 months. Capital losses are currently deductible against capital gains without limitation, but are currently deductible against ordinary income in any year only to the extent of $3,000 ($1,500 in the case of a married individual filing a separate return). Capital losses which are not currently deductible by reason of the foregoing limitation may be carried forward to future years.

Ordinary Income Tax. Ordinary income earned by reason of non-qualified stock options and restricted stock is subject to tax at rates as high as 39.6%.

THE AMENDED 2012 STOCK INCENTIVE PLAN BENEFITS

There were approximately 174 officers, 172 other employees and eight non-employee directors of Peapack-Gladstone and its subsidiaries as of December 31, 2013. Because the Committee has full discretion to determine who is a key employee, there is no way to predict how many employees may ultimately receive awards or options under the Amended 2012 Stock Incentive Plan or determine in advance the benefits or amounts that will be received in the future by or allocated to specific officers, directors or employees, or groups thereof under the Amended 2012 Stock Incentive Plan. No officers, directors or other employees have received awards or will receive awards under the Amended 2012 Stock Incentive Plan before the date of the shareholder meeting.

RECOMMENDATION AND VOTE REQUIRED ON PROPOSAL 3

Approval of the Amended 2012 Long-Term Stock Incentive Plan requires the affirmative vote of a majority of the votes cast on Proposal 3, whether in person or by proxy. Abstentions and broker non-votes will have no impact on the approval of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 3.

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PROPOSAL 4

APPROVAL OF THE PEAPACK-GLADSTONE FINANCIAL CORPORATION

2014 EMPLOYEE STOCK PURCHASE PLAN

We are asking shareholders to approve the Peapack-Gladstone Financial Corporation 2014 Employee Stock Purchase Plan (the “ESPP”). The Board of Directors of the Corporation (the “Board”) believes that the adoption and approval of the ESPP is advisable and in the best interest of our shareholders. The Board, upon the recommendation and approval of the Compensation Committee, approved the ESPP on March 20, 2014 and recommends that the Corporation’s shareholders adopt and approve the ESPP.

A summary of the ESPP is set forth below. The description of the ESPP is a summary of the principal provisions and is qualified by and subject to the full text of the ESPP, which is attached to this proxy statement as Exhibit B.

Purpose

The ESPP will provide our employees with a convenient means of purchasing shares of our common stock at a discount to the fair market value on the date of purchase through accumulated payroll deductions. We believe the ESPP will help us attract and retain employees, enhance employees’ sense of participation in the affairs of the Corporation and provide them with increased incentive to contribute to our success, and align our employees’ interests with those of our shareholders. The ESPP is intended to satisfy the requirements of Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”).

Administration

The Board, or a Board Committee designated by the Board, will supervise and administer the ESPP and have full power to adopt, amend and rescind any rules for the administration of the ESPP, to construe and interpret the ESPP, and to make all other determinations necessary or advisable for the administration of the Plan. Determinations made by the Board or Committee with respect to any matter or provision contained in the ESPP are final and binding upon all participants. The Board or Committee may also delegate its duties and authority to officers or employees of the Corporation as it determines.

Shares Reserved for Issuance

If Proposal 4 is approved, the total number of shares of our common stock reserved for issuance under the ESPP would be 150,000. As of March 17, 2014, 12,030,253 total shares of our common stock were issued and outstanding. No shares have been issued under the ESPP. If the ESPP is approved by shareholders, we intend to file a registration statement under the Securities Act of 1933 covering the 150,000 shares thus authorized.

Terms

Offerings; Purchase Dates. Under the ESPP, an Offering Period will last for three months. Purchases will be made on the last trading day of each Offering Period, and the dates of such purchases shall be “purchase dates.” A new offering period will begin the day after a purchase date on each February 16th, May 16th, August 16th and November 16th (or the first business day after such date) and end, respectively, on the following May 15th, August 15th, November 15th and February 15th (or the last business day preceding such date) during the term of the ESPP. Our Board or Committee may change the frequency and duration of offering periods and purchase dates under the ESPP. Subject to shareholder approval at this Annual Meeting, the first offering period under the ESPP will commence on or about August 16, 2014.

Eligibility and Participation. Employees (including officers) who are employed for at least 20 hours per week and more than five months in any calendar year and who are employed by us or designated subsidiaries as of the beginning of an Offering Period are eligible to participate in that Offering Period subject to certain limitations imposed by Section 423(b) of the Code and the plan itself. No employee may be granted an option under the ESPP if immediately after the grant such employee would own stock and/or hold outstanding options to purchase stock possessing 5% or more of the total voting power or value of all classes of stock of the Corporation or our subsidiaries or if such option would permit the employee’s rights to purchase stock under the ESPP and all similar purchase plans maintained by us or our subsidiaries to accrue at a rate that exceeds $25,000 of the fair market value of such stock determined at the time the right is granted for each calendar year. As of March 17, 2014, approximately 350 employees (including officers) are eligible to participate in the ESPP.

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Eligible employees become participants in the ESPP by submitting a subscription agreement authorizing payroll deductions no later than the tenth business day prior to the beginning of an Offering Period unless a later time for submission of a subscription agreement is set by the Board or Committee. Once a participant enrolls in an Offering Period, he or she is automatically enrolled in subsequent Offering Periods unless he or she withdraws from or becomes ineligible to participate in the ESPP. Once an employee has enrolled in the ESPP, amounts are withheld from his or her compensation during each payroll period. An employee may elect to have not less than 1% or more than 15% of his or her eligible compensation withheld to be used to purchase shares under the ESPP during an Offering Period.

Eligible compensation under the ESPP means the base salary of the participant, including any portion of the participant’s salary deferral contributions pursuant to Code Section 401(k) and any amount excludable from income pursuant to Code Section 125. A participant may decrease or increase the rate of his or her payroll deductions once during an ongoing Offering Period, in each case by completing and filing a new subscription agreement.

Grant and Exercise of Option; Purchase Price. On the first trading date of an Offering Period (which is referred to as the grant date or the “Offering Date”), each participant is granted an option to purchase up to that number of shares determined by dividing his or her payroll deductions accumulated during the Offering Period as of the last trading day of the Offering Period by the purchase price applicable for that Offering Period.

We administer the ESPP to provide that the purchase price per share for each Offering Period is 85% of the fair market value of a share of our common stock on the purchase date (the last trading day of the Offering Period). Fair market value generally means the closing price of our common stock on the purchase date. Notwithstanding the foregoing, the ESPP allows us to change the purchase price that applies to an Offering Period to provide for the greatest discount allowed under Code Section 423 (which means that the purchase price can be 85% of the lower of the fair market value of our stock at the beginning or at the end of the Offering Period). As of March 17, 2014, the fair market value of a share of our common stock as reported on the NASDAQ Global Select Market was $19.52.

Certain limitations on the number of shares that a participant may purchase apply. In addition to those discussed above under “Eligibility and Participation,” we have established 500 shares as the maximum number of shares an employee may purchase on each purchase date. The ESPP allows us to increase or decrease this share limit without shareholder approval.

Provided the employee continues participating in the ESPP through the end of an Offering Period, his or her option to purchase shares is exercised automatically at the end of the Offering Period, and the maximum number of shares that may be purchased with accumulated payroll amounts at the applicable purchase price are issued to the employee. We will make a pro rata reduction in the number of shares subject to options outstanding under the ESPP if the total number of shares that would otherwise be purchased on a purchase date by all participants exceeds the number of shares remaining available under the ESPP.

Rights to purchase stock under the ESPP are generally not transferable by the employee.

Termination of Employment; Withdrawal from the ESPP. Termination of a participant’s employment for any reason, including retirement or death or the failure of the participant to remain in the continuous employ of the Corporation or its designated subsidiaries for at least 20 hours per week and more than five months in any calendar year during the applicable Offering Period cancels his or her option to purchase shares under the ESPP and terminates his or her participation. In such event, accumulated payroll deductions are returned to the participant.

A participant may withdraw from the ESPP at any time during an Offering Period up to a date specified for administrative reasons prior to the purchase date. Upon withdrawal, the participant’s accumulated payroll amounts are returned to him or her.

No interest will accrue with respect to a participant’s accumulated payroll amounts.

Adjustment of Shares. Subject to any required action by shareholders, in the event of a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Corporation without consideration, proportionate adjustment shall be made to the number of shares remaining available for issuance under the ESPP, the purchase price and number of shares subject to then-outstanding options under the ESPP, and the maximum number of shares that may be purchased on any purchase date.

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Corporate Transactions. In the event of a proposed change of control of the Corporation (as set forth in the ESPP), each then-outstanding option under the ESPP will be assumed or an equivalent substitute option substituted by the successor corporation, unless the Board elects in lieu of that treatment to simply terminate the ESPP or shorten the Offering Period then in progress and allow each outstanding option to be automatically exercised on a specified date preceding the closing of the transaction. If the Board sets an earlier purchase date in connection with a change of control transaction, the Offering Period then in progress will terminate on that purchase date.

Amendment and Termination of the ESPP. The Board may at any time and for any reason amend or terminate the ESPP. Any amendment will be subject to shareholder approval to the extent required by applicable law, including if such amendment would increase the number of shares that may be issued under the ESPP or expand the designation of employees (or class of employees) eligible to participate in the ESPP.

Term. The ESPP will continue in effect for ten years following the date of shareholder approval, unless sooner terminated by the Board or unless we obtain shareholder approval of an amendment that extends the term of the ESPP.

U.S. Federal Income Tax Consequences

The following is a general summary under current law of the material federal income tax consequences to participants in the ESPP and to the Corporation. This summary deals with the general tax principles that apply and is provided only for general information. Certain types of taxes, such as state and local income taxes or taxes that may apply upon a participant’s death, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant to a participant in light of his or her personal investment circumstances, and tax consequences for any particular individual may differ. This summarized tax information is not tax advice.

The ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Section 423 of the Code. The ESPP is not subject to any provisions of the Employee Retirement Income Security Act of 1974. Under the applicable Code provisions, no income will be taxable to a participant until the sale or other disposition of the shares purchased under the ESPP. Upon such sale or disposition, the participant will generally be subject to tax in an amount that depends upon the holding period. If the shares are sold or disposed of more than two years from the first day of the applicable offering period and one year from the applicable date of purchase, the participant will recognize ordinary income measured as the lesser of (1) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price or (2) the excess of the fair market value of the shares as of the first day of the applicable offering period over the purchase price of the shares. Any additional gain will be treated as long-term capital gain. If the shares held for the periods described above are sold and the sale price is less than the purchase price, there is no ordinary income and the participating employee has a long-term capital loss equal to the difference between the sale price and the purchase price. If the shares are sold or otherwise disposed of before the expiration of the holding periods described above, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the capital gain holding period.

There are no U.S. federal income tax consequences to the Corporation by reason of the grant or exercise of options under the ESPP. The Corporation is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized upon a sale or disposition of shares prior to the expiration of the holding periods described above. We will treat any transfer of record ownership of shares as a disposition, unless we are notified to the contrary. In order to enable us to learn of dispositions prior to the expiration of the holding periods described above and ascertain the amount of the deductions to which we are entitled, participating employees will be required to notify us in writing of the date and terms of any disposition of shares purchased under the ESPP.

New Plan Benefits

Because benefits under the ESPP depend on the fair market value of our common stock at various future dates and elections made by participants, it is not possible to determine the benefits that will be received by employees if they participate in the ESPP.

RECOMMENDATION AND VOTE REQUIRED ON PROPOSAL 4

Approval of the 2014 Employee Stock Purchase Plan requires the affirmative vote of a majority of the votes cast on Proposal 4, whether in person or by proxy. Abstentions and broker non-votes will have no impact on the approval of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 4.

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PROPOSAL 5

RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors appointed Crowe Horwath LLP as independent registered public accounting firm to examine Peapack-Gladstone’s consolidated financial statements for the fiscal year ending December 31, 2013 and to render other professional services as required. Representatives from Crowe Horwath LLP will be present at the annual meeting to answer questions and they will have the opportunity to speak if desired. The Audit Committee will consider the outcome of our shareholders’ vote in connection with the selection of Crowe Horwath LLP, but is not bound by the vote. If the appointment is not ratified, the Audit Committee will consider whether a different independent registered public accounting firm should be selected.

Aggregate fees for the fiscal years ending December 31, 2013 and December 31, 2012, billed by the Corporation’s independent registered public accounting firm, Crowe Horwath LLP (“Crowe”) were as follows:

Type of Service	2013	2012
Audit Fees (1)	$249,830	$248,380
Audit-Related Fees (2)	161,380	21,300
Total	$411,210	$269,680

(1)	These amounts include fees for professional services rendered by Crowe in connection with the audit of Peapack-Gladstone’s consolidated financial statements and internal control over financial reporting and reviews of the consolidated financial statements included in Peapack-Gladstone’s Quarterly Reports of Form 10-Q.
(2)	Comprised of fees for audit of 401(K) plan and procedures related to rights offering.

AUDIT COMMITTEE PRE-APPROVAL PROCEDURES

The Audit Committee has adopted a formal policy concerning the pre-approval of audit and non-audit services to be provided by the independent registered public accounting firm to Peapack-Gladstone. The policy requires that all services to be performed by Crowe Horwath LLP, Peapack-Gladstone’s independent registered public accounting firm, including audit services, audit-related services and permitted non-audit services, be pre-approved by the Audit Committee. Specific services being provided by the independent registered public accounting firm are regularly reviewed in accordance with the pre-approval policy. At subsequent Audit Committee meetings, the Committee receives updates on the services actually provided by the independent registered public accounting firm, and management may present additional services for approval. All services rendered by Crowe Horwath LLP are permissible under applicable laws and regulations. Each new engagement of Crowe Horwath LLP was approved in advance by the Audit Committee.

RECOMMENDATION AND VOTE REQUIRED ON PROPOSAL 5

Approval of this proposal requires the favorable vote of a majority of the votes cast. Abstentions and broker non-votes will have no impact on the approval of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 5.

SHAREHOLDER PROPOSALS

New Jersey corporate law requires that the notice of shareholders' meeting (for either a regular or special meeting) specify the purpose or purposes of such meeting. Thus, any substantive proposals, including shareholder proposals, must be referred to in Peapack-Gladstone's notice of shareholders' meeting for such proposal to be properly considered at a meeting of Peapack-Gladstone.

Proposals of shareholders which are eligible under the rules of the SEC to be included in Peapack-Gladstone's year 2013 proxy materials must be received by the Secretary of Peapack-Gladstone no later than November 21, 2014.

If Peapack-Gladstone changes its 2015 Annual Meeting date to a date more than 30 days from the date of its 2014 Annual Meeting, then the deadline referred to in the preceding paragraph will be changed to a reasonable time before Peapack-Gladstone begins to print and mail its proxy materials. If Peapack-Gladstone changes the date of its 2015 Annual Meeting in a manner that alters the deadline, Peapack-Gladstone will so state under Item 5 of the first quarterly report on Form 10-Q it files with the SEC after the date change or notify its shareholders by another reasonable means.

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OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

The Board of Directors knows of no business that will be presented for consideration at the meeting other than that stated in this proxy statement. Should any other matter properly come before the meeting or any adjournment thereof, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

WHETHER YOU INTEND TO BE PRESENT AT THE MEETING OR NOT, YOU ARE URGED TO RETURN YOUR SIGNED PROXY PROMPTLY.

By Order of the Board of Directors

F. DUFFIELD MEYERCORD

CHAIRMAN

Bedminster, New Jersey

March 21, 2014

PEAPACK-GLADSTONE'S ANNUAL REPORT FOR THE YEAR-ENDED DECEMBER 31, 2013 IS BEING MAILED TO THE SHAREHOLDERS WITH THIS PROXY STATEMENT. HOWEVER, SUCH ANNUAL REPORT IS NOT INCORPORATED INTO THIS PROXY STATEMENT AND IS NOT DEEMED TO BE A PART OF THE PROXY SOLICITING MATERIAL. In addition, a copy of our PROXY statement OR Annual Report (without exhibits) will be furnished to any shareholder upon written request addressed to mary m. russell, CORPORATE Secretary, Peapack-Gladstone Financial Corporation, 500 HILLS DRIVE, P.O. Box 700, BEDMINSTER, New Jersey 07921. Our PROXY STATEMENT AND Annual Report ARE also available on our website at www.pgbank.com.

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EXHIBIT A

PEAPACK-GLADSTONE FINANCIAL CORPORATION

2012 LONG-TERM STOCK INCENTIVE PLAN

(Adopted by Directors January 19, 2012)

(Approved by Shareholders April 24, 2012)

(Amended by Directors March 21, 2013, Approved by Shareholders April 23, 2013)

(Amended by Directors March 20, 2014, Approved by Shareholders April ___, 2014)

1.          Purpose. The purpose of the Plan is to provide additional incentive to those officers, key employees and independent contractors of the Company and its Subsidiaries, and certain members of the Board of Directors of the Company whose substantial contributions are essential to the continued growth and success of the Company’s business in order to strengthen their commitment to the Company and its Subsidiaries, to motivate such officers, employees, independent contractors and Directors to faithfully and diligently perform their assigned responsibilities and to attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company. To accomplish such purposes, the Plan provides that the Company may grant Incentive Stock Options, Nonqualified Stock Options, Restricted Stock Awards and Stock Appreciation Rights.

2.          Definitions. For purposes of this Plan:

(a)          “Agreement” means the written agreement between the Company and an Optionee or Grantee evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

(b)          “Award” means a grant of Restricted Stock or Stock Appreciation Rights, or either or both of them.

(c)          “Bank” means Peapack-Gladstone Bank, a Subsidiary.

(d)          “Board” means the Board of Directors of the Company.

(e)          “Cause” means an intentional failure to perform stated duties, breach of a fiduciary duty involving personal dishonesty, or willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Notwithstanding anything else herein to the contrary, in the event that an employee, Director or independent contractor is terminated or removed for Cause, or resigns at a time when Cause exists, or if, following termination, resignation or removal it is determined that Cause existed at the time of such termination, resignation or removal, then any and all Options and Awards will automatically be terminated and void as of the date that Cause arose, and no notice to that effect is required in order to effect that result.

(f)          “Change in Capitalization” means any increase, reduction, change or exchange of Shares for a different number or kind of shares or other securities of the Company by reason of a reclassification, recapitalization, merger, consolidation, reorganization, issuance of warrants or rights, stock dividend, stock split or reverse stock split, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

(g)          “Change in Control” means an event of a nature that: (1) any “person” (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) who is not now presently but becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the Company’s outstanding securities except for any securities purchased by any tax-qualified employee benefit plan of the Company; or (2) individuals who constitute the Board on the date hereof (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company’s stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (2), considered as though he were a member of the Incumbent Board; or (3) consummation of regulatory approval to implement a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Company or similar transaction in which the Company is not the resulting entity or such plan, merger, consolidation, sale or similar transaction occurs; or (4) a proxy statement soliciting proxies from shareholders of the Company shall be distributed by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations, and, following such distribution, the outstanding shares of the class of securities then subject to the plan or transaction are exchanged for or converted into cash or property or securities not issued by the Company; or (5) a tender offer is made for 25% or more of the voting securities of the Company.

(h)          “Code” means the Internal Revenue Code of 1986, as amended.

(i)          “Committee” means a committee consisting solely of two (2) or more directors who are Non-Employee Directors (as defined in Rule 16b-3 of the Exchange Act as it may be amended from time to time) of the Company and outside directors as defined pursuant to Section 162(m) of the Code (as it may be amended from time to time) appointed by the Board to administer the Plan and to perform the functions set forth herein. Directors appointed by the Board to the Committee shall have the authority to act notwithstanding the failure to be so qualified.

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(j)          “Company” means Peapack-Gladstone Financial Corporation, a New Jersey corporation.

(k)          “Director” means a member of the Board who is not also serving as an employee of the Company.

(l)          “Disability” means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee, independent contractor or Director to perform the work customarily assigned to him. Additionally, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of the individual’s lifetime.

(m)          “Eligible Employee” means any officer or other key employee of the Company or a Subsidiary designated by the Committee as eligible to receive Options or Awards subject to the conditions set forth herein.

(n)          “Escrow Agent” means the escrow agent under the Escrow Agreement, designated by the Committee. The Bank may be appointed as the Escrow Agent.

(o)          “Escrow Agreement” means an agreement between the Company, the Escrow Agent and a Grantee, in the form specified by the Committee, under which shares of Restricted Stock awarded pursuant hereto shall be held by the Escrow Agent until either (a) the restrictions relating to such shares expire and the shares are delivered to the Grantee or (b) the Company reacquires the shares pursuant hereto and the shares are delivered to the Company.

(p)          “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(q)          “Fair Market Value” means the fair market value of the Shares as determined by the Committee in its sole discretion; provided, however, that (A) if the Shares are admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) or other comparable quotation system and have been designated as a National Market System (“NMS”) security, Fair Market Value on any date shall be the last sale price reported for the Shares on such system on such date or on the last day preceding such date on which a sale was reported, (B) if the Shares are admitted to quotation on NASDAQ and have not been designated a NMS security, Fair Market Value on any date shall be the average of the highest bid and lowest asked prices of the Shares on such system on such date, or (C) if the Shares are admitted to trading on a national securities exchange, Fair Market Value on any date shall be the last sale price reported for the Shares on such exchange on such date or on the last date preceding such date on which a sale was reported.

(r)          “Grantee” means a person to whom an Award has been granted under the Plan.

(s)          “Incentive Stock Option” means an Option within the meaning of Section 422 of the Code.

(t)          “Nonqualified Stock Option” means an Option which is not an Incentive Stock Option.

(u)          “Option” means an Incentive Stock Option, a Nonqualified Stock Option, or either or both of them.

(v)          “Optionee” means a person to whom an Option has been granted under the Plan.

(w)          “Parent” means any corporation in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock of one of the other corporations in such chain.

(x)          “Plan” means the Peapack-Gladstone Financial Corporation 2012 Long-Term Stock Incentive Plan as set forth in this instrument and as it may be amended from time to time.

(y)          “Restricted Stock” means Shares issued or transferred to an Eligible Employee or Director which may be subject to restrictions as provided in Section 8 hereof.

(z)           “Retirement” means the retirement from active employment of an employee or officer, but only if such person meets all of the following requirements: (i) he has a minimum combined total of years of service to the Company or any Subsidiary (excluding service to any acquired company) and age equal to eighty (80), (ii) he is age sixty-two (62) or older, and (iii) he provides six (6) months prior written notice to the Company of the retirement. For Directors, the term “Retirement” shall mean the date on which the Director ceases to be a member of the Board after both attaining age sixty (60) and completing at least ten (10) years of service on the Board.

(aa)          “Shares” means the common stock, no par value, of the Company (including any new, additional or different stock or securities resulting from a Change in Capitalization).

(ab)          “Stock Appreciation Right” means a right to receive all or some portion of the increase in the value of shares of Common Stock as provided in Section 7 hereof.

(ac)          “Subsidiary” means any corporation in an unbroken chain of corporations, beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

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(ad)          “Successor Corporation” means a corporation, or a parent or subsidiary thereof, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

(ae)          “Ten-Percent Shareholder” means an Eligible Employee, who, at the time an Incentive Stock Option is to be granted to him, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, a Parent or a Subsidiary within the meaning of Section 422(b)(6) of the Code.

3.          Administration.

(a)          The Plan shall be administered by the Committee which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. A majority of the Committee shall constitute a quorum and a majority of a quorum may authorize any action. Each member of the Committee shall be a Non-Employee Director (as defined in Rule 16b-3 of the Exchange Act as it may be amended from time to time) and an outside director as defined pursuant to Section 162(m) of the Code as it may be amended from time to time. No failure to be so qualified shall invalidate any Option or Award or any action or inaction under the Plan. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, the Options or the Awards, and all members of the Committee shall be fully indemnified by the Company with respect to any such action, determination or interpretation.

Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time:

(1)          to determine those Eligible Employees to whom Options shall be granted under the Plan and the number of Incentive Stock Options and/or Nonqualified Options to be granted to each eligible Employee and to prescribe the terms and conditions (which need not be identical) of each Option, including the purchase price per share of each Option;

(2)          to select those Eligible Employees to whom Awards shall be granted under the Plan and to determine the number of shares of Restricted Stock and/or Stock Appreciation Rights to be granted pursuant to each Award, the terms and conditions of each Award, including the restrictions or performance criteria relating to such shares or rights, the purchase price per share, if any, of Restricted Stock and whether Stock Appreciation Rights will be granted alone or in conjunction with an Option;

(3)          to construe and interpret the Plan and the Options and Awards granted thereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable to make the Plan fully effective, and all decisions and determinations by the Committee in the exercise of this power shall be final and binding upon the Company or a Subsidiary, the Optionees and the Grantees, as the case may be;

(4)          to determine the duration and purposes for leaves of absence which may be granted to an Optionee or Grantee without constituting a termination of employment or service for purposes of the Plan; and

(5)          generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

Subject to the terms and conditions set forth herein, the Committee may, from time to time, recommend the grant of Options and Awards to the Directors in such numbers and upon such terms as it deems appropriate, but all such grants must be approved by the Company’s Board of Directors.

4.          Stock Subject to Plan.

(a)          The maximum number of Shares that may be issued or transferred pursuant to all Options and Awards under this Plan is 700,000, of which not more than 200,000 Shares may be issued or transferred pursuant to Options and/or Awards to any one Eligible Employee during any one calendar year. Not more than 10,000 Shares may be issued or transferred pursuant to Options and/or Awards to any Director during any one calendar year. The maximum number of Shares that may be issued or transferred pursuant to Options or Awards for Incentive Stock Options shall be 200,000. Upon a Change in Capitalization after the adoption of this Plan by the Board, the Shares shall be adjusted to the number and kind of Shares of stock or other securities existing after such Change in Capitalization.

(b)          Whenever any outstanding Option or portion thereof expires, is cancelled or is otherwise terminated (other than by exercise of the Option or any related Stock Appreciation Right), the shares of Common Stock allocable to the unexercised portion of such Option may again be the subject of Options and Awards hereunder.

(c)          Whenever any Shares subject to an Award or Option are (i) resold to the Company, (ii) retained by the Company upon exercise of an Award or Option in order to satisfy the exercise price for such Award or Option or any withholding or other taxes due with respect to such Option or Award, or (iii) forfeited for any reason pursuant to the terms of the Plan, such Shares may again be the subject of Options and Awards hereunder.

5.          Eligibility. Subject to the provisions of the Plan, the Committee (or, with respect to Directors, the Board) shall have full and final authority to select those Eligible Employees and independent contractors who will receive Options and/or Awards, but no person shall receive any Options or Awards unless he or she is an employee of the Company or a Subsidiary, or a Director or independent contractor, at the time the Option or Award is granted.

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6.          Stock Options. The Committee (or, with respect to Directors, the Board) may grant Options in accordance with the Plan, the terms and conditions of which shall be set forth in an Agreement. Each Option and Option Agreement shall be subject to the following conditions:

(a)          Purchase Price. The purchase price or the manner in which the purchase price is to be determined for Shares under each Option shall be set forth in the Agreement, provided that the purchase price per Share under each Incentive Stock Option shall not be less than 100% of the Fair Market Value of a Share at the time the Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Shareholder) and each Nonqualified Stock Option shall not be less than 100% of the Fair Market Value of a Share at the time the Option is granted. Incentive Stock Options cannot be granted to Directors or independent contractors.

(b)          Duration. Options granted hereunder shall be for such term as the Committee shall determine, provided that (i) no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Shareholder) and (ii) no Nonqualified Stock Option shall be exercisable after the expiration of ten (10) years and one (1) day from the date it is granted.

(c)          Non-Transferability. No Option granted hereunder shall be transferable by the Optionee to whom granted otherwise than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of such Optionee only by the Optionee or his guardian or legal representative. The terms of such Option shall be binding upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

(d)          Stock Options; Vesting. Subject to Section 6(i) hereof, each Option shall be exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee or the Board as set forth in the Option Agreement. Unless otherwise provided in the Agreement, to the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. Upon the death, Disability or Retirement of an Optionee, all Options shall become immediately exercisable, provided, however, that the Committee shall have the authority to grant Options that do not become immediately exercisable in the event of the death, Disability or Retirement of an Optionee by including such provision in the Option Agreement evidencing such Option. Notwithstanding the foregoing, the Committee (or, with respect to Directors, the Board) may accelerate the exercisability of any Option or portion thereof at any time.

(e)          Method of Exercise. The exercise of an Option shall be made only by a written notice delivered in person or by mail (including electronic mail) to the Secretary of the Company at the Company’s principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor, as well as for any required tax withholding, and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option and required tax withholding shall be paid in full upon such exercise in cash, by check, or, at the discretion of the Committee and upon such terms and conditions as the Committee shall approve, by transferring Shares to the Company or by having Shares that would otherwise have been delivered to the Optionee upon exercise of an Option withheld by the Company. Any Shares transferred to or withheld by the Company as payment of the purchase price or tax withholding under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Agreement evidencing the Option and the Agreement evidencing any related Stock Appreciation Right to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee.

(f)          Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered the Shares to the Optionee, and (iii) the Optionee’s name shall have been entered as a shareholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares.

(g)          Termination of Employment. In the event that an Optionee who is not a Director ceases to be employed by the Company or any Subsidiary, any outstanding Options held by such Optionee shall, unless the Option Agreement evidencing such Option provides otherwise, terminate as follows:

(1)          If the Optionee’s termination of employment is due to his death or Disability, the Options shall become fully vested and shall be exercisable for a period of three years following such termination of employment, and shall thereafter terminate;

(2)          If the Optionee’s termination of employment is by the Optionee (other than due to the Optionee’s Retirement), the Option shall terminate on the date of the termination of employment;

(3)          If the termination of employment is due to the Optionee’s Retirement, the Option shall become fully vested and shall be exercisable for 90 days (three years for an Option designated initially as a Nonqualified Stock Option); and

(4)          If the Optionee’s termination of employment is for any other reason, the Option (to the extent exercisable at the time of the Optionee’s termination of employment) shall be exercisable for a period of ninety (90) days following such termination of employment, and shall thereafter terminate, except that with respect to an Option initially designated as a Nonqualified Stock Option, if the Optionee’s termination of employment occurs within 12 months after a Change in Control, the Option shall be exercisable for three years following the termination of employment.

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Notwithstanding the foregoing, the Committee may provide, either at the time an Option is granted or thereafter, that the Option may be exercised after the periods provided for in this Section 6(g), but in no event beyond the term of the Option. Notwithstanding anything to the contrary in this Section 6(g), no Option shall be exercisable beyond the term of the Option.

(h)          Termination of Service for Directors. Upon the termination of a Director’s service as a member of the Board for any reason other than Retirement, Disability, Change in Control or death, the Director’s Options shall be exercisable only as to those Shares which were immediately exercisable by the Director at the date of termination. In the event of the death, Retirement or Disability of a Director, all Options held by the Director shall become immediately exercisable. Upon termination of the Director’s service due to or within 12 months after a Change in Control, all Options held by the Director shall become immediately exercisable. Options granted to a Director shall expire and no longer be exercisable upon the earlier of (i) one hundred twenty (120) months following the date of grant, or (ii) three (3) years following the date on which the Director ceases to serve as a Director (for any reason other than Cause).

(i)          Effect of Change in Control. In the event of a Change in Control, all Options (other than Options granted to Directors) outstanding on the date of such Change in Control shall become immediately and fully exercisable, provided, however, that the Committee shall have the authority to grant Options that do not become immediately and fully exercisable in the event of a Change in Control by including such provision in the Option Agreement evidencing such Option. Notwithstanding anything else herein to the contrary, in the event of a Change in Control, the Board in its sole discretion has the authority to terminate any and all Options and Awards, and to pay to the holder of the Options or Awards the value of such Options and Awards.

7.          Stock Appreciation Rights. The Committee may, in its discretion, either alone or in connection with the grant of an Option, grant Stock Appreciation Rights in accordance with the Plan, the terms and conditions of which shall be set forth in an Agreement. If granted in connection with an Option, a Stock Appreciation Right shall cover the same shares covered by the Option (or such lesser number of shares as the Committee may determine) and shall, except as provided in this Section 7, be subject to the same terms and conditions as the related Option.

(a)          Time of Grant. A Stock Appreciation Right may be granted:

(i)          at any time if unrelated to an Option; or

(ii)          if related to an Option, at the time of grant of the Option.

(b)          Stock Appreciation Rights Related to an Option.

(1)          Payment. A Stock Appreciation Right granted in connection with an Option shall entitle the holder thereof, upon exercise of the Stock Appreciation Right or any portion thereof, to receive payment of an amount computed pursuant to Section 7(b)(3).

(2)          Exercise. Subject to Section 7(f), a Stock Appreciation Right granted in connection with an Option shall be exercisable at such time or times and only to the extent that the related Option is exercisable, and will not be transferable except to the extent the related Option may be transferable. A Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a Share on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option.

(3)          Amount Payable. Upon the exercise of a Stock Appreciation Right related to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date of exercise of such Stock Appreciation Right over the per Share purchase price under the related Option, by (B) the number of Shares as to which such Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

(4)          Treatment of Related Options and Stock Appreciation Rights Upon Exercise. Except as provided in Section 7(b)(5), (A) upon the exercise of a Stock Appreciation Right granted in connection with an Option, the Option shall be cancelled to the extent of the number of Shares as to which the Stock Appreciation Right is exercised and (B) upon the exercise of an Option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be cancelled to the extent of the number of Shares as to which the Option is exercised.

(5)          Simultaneous Exercise of Stock Appreciation Right and Option. The Committee may provide, either at the time a Stock Appreciation Right is granted in connection with a Nonqualified Stock Option or thereafter during the term of the Stock Appreciation Right, that, subject to Section 7(f), upon exercise of such Option, the Stock Appreciation Right shall automatically be deemed to be exercised to the extent of the number of Shares as to which the Option is exercised. In such event, the Grantee shall be entitled to receive the amount described in Section 7(b)(3) (or some percentage of such amount if so provided in the Agreement evidencing the Stock Appreciation Right), in addition to the Shares acquired pursuant to the exercise of the Option. If a Stock Appreciation Right Agreement contains an automatic exercise provision described in this Section 7(b)(5) and the Option or any portion thereof to which it relates is exercised within six (6) months from the date the Stock Appreciation Right is granted, such automatic exercise provision shall not be effective with respect to that exercise of the Option. The inclusion in an Agreement evidencing a Stock Appreciation Right of a provision described in this Section 7(b)(5) may be in addition to and not in lieu of the right to exercise the Stock Appreciation Right as otherwise provided herein and in the Agreement.

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(c)          Stock Appreciation Rights Unrelated to an Option. The Committee may grant to Eligible Employees and independent contractors (and the Board may grant to Directors) Stock Appreciation Rights unrelated to Options. Stock Appreciation Rights unrelated to Options shall contain such terms and conditions as to exercisability, vesting and duration as the Committee or the Board shall determine, but in no event shall they have a term of greater than ten (10) years. Upon the death, Disability or Retirement of a Grantee, all Stock Appreciation Rights shall become immediately exercisable provided, however, that the Committee or Board shall have the authority to grant Stock Appreciation Rights that do not become immediately exercisable in the event of the death, Disability or Retirement of a Grantee by including such provision in the Agreement evidencing such Stock Appreciation Right. Upon the death or Disability of a Grantee, the exercisable portion of Stock Appreciation Rights held by that Grantee shall be exercisable for a period of one (1) year following such termination of employment or service, and shall thereafter terminate. Upon the Retirement of a Grantee, the exercisable portion of Stock Appreciation Rights held by that Grantee shall be exercisable for a period of ninety (90) days following such Retirement, and shall thereafter terminate. The amount payable upon exercise of such Stock Appreciation Rights shall be determined in accordance with Section 7(b)(3), except that “Fair Market Value of a Share on the date of the grant of the Stock Appreciation Right” shall be substituted for “purchase price under the related Option.”

(d)          Method of Exercise. Stock Appreciation Rights shall be exercised by a Grantee only by a written notice delivered in person or by mail to the Secretary of the Company at the Company’s principal executive office, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised. If requested by the Committee, the Grantee shall deliver the Agreement evidencing the Stock Appreciation Right being exercised and the Agreement evidencing any related Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreements to the Grantee.

(e)          Form of Payment. Payment of the amount determined under Sections 7(b)(3) or 7(c), may be made solely in whole shares of Common Stock in a number determined at their Fair Market Value on the date of exercise of the Stock Appreciation Right or, alternatively, at the sole discretion of the Committee, solely in cash, or in a combination of cash and Shares as the Committee deems advisable. In the event that a Stock Appreciation Right is exercised within the sixty-day period following a Change in Control, any amount payable shall be solely in cash. If the Committee decides to make full payment in Shares, and the amount payable results in a fractional Share, payment for the fractional Share will be made in cash. Notwithstanding the foregoing, no payment in the form of cash may be made upon the exercise of a Stock Appreciation Right pursuant to Section 7(b)(3) or 7(c) to an officer of the Company or a Subsidiary who is subject to Section 16(b) of the Exchange Act, unless the exercise of such Stock Appreciation Right is made during the period beginning on the third business day and ending on the twelfth business day following the date of release for publication of the Company’s quarterly or annual statements of earnings.

(f)          Restrictions. No Stock Appreciation Right may be exercised before the date six (6) months after the date it is granted, except in the event that the death or Disability of the Grantee occurs before the expiration of the six-month period.

(g)          Effect of Change in Control. In the event of a Change in Control, subject to Section 7(f), all Stock Appreciation Rights shall become immediately and fully exercisable provided, however, that the Committee or Board shall have the authority to grant Stock Appreciation Rights that do not become immediately and fully exercisable in the event of a Change in Control by including such provision in the Agreement evidencing such Stock Appreciation Right.

8.          Restricted Stock. The Committee (or, with respect to Directors, the Board) may grant Awards of Restricted Stock which shall be evidenced by an Agreement between the Company and the Grantee. Each Agreement shall contain such restrictions, terms and conditions as the Committee or Board may require and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend be placed on Share certificates. Awards of Restricted Stock shall be subject to the following terms and provisions:

(a)          Rights of Grantee.

(1)          Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted and the purchase price, if any, is paid by the Grantee; provided, that the Grantee has executed an Agreement evidencing the Award, an Escrow Agreement, appropriate blank stock powers and any other documents which the Committee, in its absolute discretion, may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the Agreement evidencing a Restricted Stock Award, an Escrow Agreement or appropriate blank stock powers or shall fail to pay the purchase price, if any, for the Restricted Stock, the Award shall be null and void. Shares issued in connection with a Restricted Stock Award, together with the stock powers, shall be deposited with the Escrow Agent. Except as restricted by the terms of the Agreement, upon the delivery of the Shares to the Escrow Agent, the Grantee shall have all of the rights of a shareholder with respect to such Shares, including the right to vote the shares and to receive, subject to Section 8(d), all dividends or other distributions paid or made with respect to the Shares.

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(2)          If a Grantee receives rights or warrants with respect to any Shares which were awarded to him as Restricted Stock, such rights or warrants or any Shares or other securities he acquires by the exercise of such rights or warrants may be held, exercised, sold or otherwise disposed of by the Grantee free and clear of the restrictions and obligations provided by this Plan.

(b)          Non-Transferability. Until any restrictions upon the Shares of Restricted Stock awarded to a Grantee shall have lapsed in the manner set forth in Section 8(c), such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee. Upon the termination of employment of the Grantee, all of such Shares with respect to which restrictions have not lapsed shall be resold by the Grantee to the Company at the same price paid by the Grantee for such Shares or shall be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company if no purchase price had been paid for such Shares. The Committee may also impose such other restrictions and conditions on the Shares as it deems appropriate.

(c)          Lapse of Restrictions.

(1)          Restrictions, if any, upon Shares of Restricted Stock awarded hereunder shall lapse at such time or times and on such terms, conditions and satisfaction of performance criteria as the Committee (or, when applicable, the Board) may determine; provided, however, that the restrictions upon such Shares shall lapse only if the Grantee on the date of such lapse is then and has continuously been an employee of the Company or a Subsidiary (or a member of the Board) from the date the Award was granted, or unless the Committee sets a later date for the lapse of such restrictions.

(2)          In the event of a Change in Control, all restrictions upon any Shares of Restricted Stock shall lapse immediately and all such Shares shall become fully vested in the Grantee thereof, provided, however, that the Committee or Board shall have the authority to grant Awards the restrictions on which do not lapse in the event of a Change in Control by including such provision in the Agreement evidencing such Award.

(3)          In the event of termination of employment (or termination of service as a Director) as a result of death, Disability or Retirement of a Grantee, all restrictions upon Shares of Restricted Stock awarded to such Grantee shall thereupon immediately lapse, provided, however, that the Committee or Board shall have the authority to grant Awards the restrictions on which do not lapse in the event of the termination of employment or service as a result of the death, Disability or Retirement of a Grantee by including such provision in the Agreement evidencing such Award. The Committee or Board may also decide at any time in its absolute discretion and on such terms and conditions as it deems appropriate, to remove or modify the restrictions upon Shares of Restricted Stock awarded hereunder, unless the Committee or the Board sets a later date for the lapse of such restrictions.

(d)          Treatment of Cash Dividends. At the time of an Award of Shares of Restricted Stock, the Committee may, in its discretion, determine that the payment to the Grantee of cash dividends, or a specified portion thereof, declared or paid on Shares of Restricted Stock by the Company, shall be deferred until the earlier to occur of (i) the lapsing of the restrictions, if any, imposed upon such Shares, in which case such cash dividends shall be paid over to the Grantee, or (ii) the forfeiture of such Shares under Section 8(b) hereof, in which case such cash dividends shall be forfeited to the Company, and such dividends shall be held by the Company for the account of the Grantee until such time. In the event of such deferral, interest shall be credited on the amount of such cash dividends held by the Company for the account of the Grantee from time to time at such rate per annum as the Committee, in its discretion, may determine. Payment of deferred cash dividends, together with interest accrued thereon as aforesaid, shall be made upon the earlier to occur of the events specified in (i) and (ii) of the immediately preceding sentence, in the manner specified therein.

(e)          Delivery of Shares. When any restrictions imposed hereunder and in the Plan expire or have been cancelled with respect to one or more shares of Restricted Stock, the Company shall notify the Grantee and the Escrow Agent of same. The Escrow Agent shall then return the certificate covering the Shares of Restricted Stock to the Company and upon receipt of such certificate the Company shall deliver to the Grantee (or such Grantee’s legal representative, beneficiary or heir) a certificate for a number of shares of Common Stock, without any legend or restrictions (except those required by any federal or state securities laws), equivalent to the number of Shares of Restricted Stock for which restrictions have been cancelled or have expired. A new certificate covering Shares of Restricted Stock previously awarded to the Grantee which remain restricted shall be issued to the Grantee and held by the Escrow Agent and the Agreement, as it relates to such shares, shall remain in effect. Notwithstanding the foregoing, if requested by the Grantee, the Committee or the Board, in its discretion, has the right to cancel Shares of Restricted Stock to be delivered to the Grantee having a Fair Market Value, on the day preceding the date of vesting of the Restricted Stock, equal to the aggregate required tax withholding in connection with such vesting, and to apply the value of such Shares of Restricted Stock as payment for the Grantee’s aggregate required tax withholding for the vesting of any Shares of Restricted Stock.

(f)          Unrestricted Shares. Notwithstanding anything to the contrary in this Plan, the Committee shall have the right to grant Awards of Restricted Stock to employees of the Company that are not evidenced by an Agreement, which are fully vested as of the grant date of the Award and which do not contain a restrictive legend. The amount of any aggregate Awards under this Section 8(f) shall not exceed 10,000 shares and any individual Award under this Section 8(f) shall not exceed 5 shares.

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9.          Adjustment Upon Changes in Capitalization.

(a)          In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to the maximum number and class of shares of stock with respect to which Options or Awards may be granted under the Plan, the number and class of shares as to which Options or Awards have been granted under the Plan, and the purchase price therefor, if applicable.

(b)          Any such adjustment in the Shares or other securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

(c)          If, by reason of a Change in Capitalization, a Grantee of an Award shall be entitled to new, additional or different shares of stock or securities (other than rights or warrants to purchase securities), such new additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares or units pursuant to the Award prior to such Change in Capitalization.

10.          Effect of Certain Transactions. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation or (iii) the sale or disposition of all or substantially all of the Company’s assets, provision shall be made in connection with such transaction for the assumption of the Plan and the Options or Awards theretofore granted under the Plan, or the substitution for such Options or Awards of new options or awards of the Successor Corporation, with appropriate adjustment as to the number and kind of shares and the purchase price for shares thereunder.

11.          Release of Financial Information. A copy of the Company’s annual report to shareholders shall be delivered to each Optionee and Grantee at the time such report is distributed to the Company’s shareholders. Upon request the Company shall furnish to each Optionee and Grantee a copy of its most recent annual report and each quarterly report and current report filed under the Exchange Act, since the end of the Company’s prior fiscal year.

12.          Termination and Amendment of the Plan. The Plan shall terminate on the day preceding the tenth anniversary of its effective date and no Option or Award may be granted thereafter. The Board may sooner terminate or amend the Plan at any time, and from time to time; provided, however, that, except as provided in Sections 9 and 10 hereof, no amendment shall be effective unless approved by the shareholders of the Company in accordance with applicable law and regulations at an annual or special meeting held within twelve months before or after the date of adoption of such amendment, where such amendment will:

(a)          increase the number of Shares as to which Options or Awards may be granted under the Plan; or

(b)          change the class of persons eligible to participate in the Plan.

Except as otherwise provided herein, rights and obligations under any Option or Award granted before any amendment of the Plan shall not be altered or impaired by such amendment, except with the consent of the Optionee or Grantee, as the case may be.

13.          Non-Exclusivity of the Plan. The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

14.          Limitation of Liability. As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

(a)          give any person any right to be granted an Option or Award other than at the sole discretion of the Committee or the Board;

(b)          give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

(c)          limit in any way the right of the Company to terminate the employment or service of any person at any time; or

(d)          be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person in any particular position at any particular rate of compensation or for any particular period of time.

15.          Regulations and Other Approvals; Governing Law.

(a)          This Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of New Jersey without giving effect to the choice of law principles thereof, except to the extent that such law is preempted by federal law.

(b)          The obligation of the Company to sell or deliver Shares with respect to Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

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(c)          The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and Section 162(m) of the Code (each as amended from time to time) and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith to the extent necessary. Any provisions inconsistent with such Rule or Section shall be inoperative but shall not affect the validity of the Plan or any grants thereunder.

(d)          Except as otherwise provided in Section 12, the Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority or to obtain for Eligible Employees granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

(e)          Each Option and Award is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of Shares, no Options shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions unacceptable to the Committee.

(f)          In the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, or regulations thereunder, and the Committee may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares (including upon exercise of an Option), to represent to the Company in writing that the Shares acquired by such individual are acquired for investment only and not with a view to distribution.

16.          Miscellaneous.

(a)          Multiple Agreements. The terms of each Option or Award may differ from other Options or Awards granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option or Award to a given Eligible Employee during the term of the Plan, either in addition to, or in substitution for, one or more Options or Awards previously granted to that Eligible Employee. The grant of multiple Options and/or Awards may be evidenced by a single Agreement or multiple Agreements, as determined by the Committee.

(b)          Withholding of Taxes. The Company shall have the right to deduct from any distribution of cash to any Optionee or Grantee an amount equal to the federal, state and local income taxes and other amounts required by law to be withheld with respect to any Option or Award. Notwithstanding anything to the contrary contained herein, if an Optionee or Grantee is entitled to receive Shares upon exercise of an Option or pursuant to an Award, the Company shall have the right to require such Optionee or Grantee, prior to the delivery of such Shares, to pay to the Company the amount of any federal, state or local income taxes and other amounts which the Company is required by law to withhold. The Agreement evidencing any Incentive Stock Options granted under this Plan shall provide that if the Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to him or her pursuant to his or her exercise of the Incentive Stock Option within the two-year period commencing on the day after the date of grant of such Option or within the one-year period commencing on the day after the date of transfer of the Share or Shares to the Optionee pursuant to the exercise of such Option, he or she shall, within ten (10) days of such disposition, notify the Company thereof.

(c)          Designation of Beneficiary. Each Optionee and Grantee may, with the consent of the Committee, designate a person or persons to receive in the event of his/her death, any Option or Award or any amount payable pursuant thereto, to which he/she would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If an Optionee fails effectively to designate a beneficiary, then his/her estate will be deemed to be the beneficiary.

(d)          Section 409A Compliance. The Plan is intended to be administered and interpreted in a manner consistent with the requirements, where applicable, of Section 409A of the Code. Where reasonably possible and practicable, the Plan shall be administered in a manner to avoid the imposition on participants in the Plan of immediate tax recognition and additional taxes pursuant to Section 409A. Notwithstanding the foregoing, neither the Company, the Board nor the Committee shall have any liability to any person in the event Section 409A applies to any such Award or Option in a manner that results in adverse tax consequences for the participant or any of his/her beneficiaries or transferees.

17.          Effective Date. The effective date of the Plan shall be the date of its adoption by the Board, subject only to the approval by the affirmative vote of a majority of the votes cast at a meeting of shareholders at which a quorum is present to be held within twelve (12) months of such adoption. No Options or Awards shall vest hereunder unless such shareholder approval is obtained.

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EXHIBIT B

PEAPACK-GLADSTONE FINANCIAL CORPORATION

2014 EMPLOYEE STOCK PURCHASE PLAN

The following constitute the provisions of the 2014 Employee Stock Purchase Plan of Peapack-Gladstone Financial Corporation, a New Jersey corporation (the “Company”).

1.         Purpose.  The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with a convenient means to acquire common stock, no par value per share, of the Company (“Common Stock”) at a discount to market value to enhance such employees’ sense of participation in the affairs of the Company and its Subsidiaries.  It is the intention of the Company to have the Peapack-Gladstone Financial Corporation 2014 Employee Stock Purchase Plan (the “Plan”) qualify as an “Employee Stock Purchase Plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”).  The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2.         Definitions.

(a)        “Board” means the Board of Directors of the Company.

(b)        “Compensation” means the base salary of an Employee reportable on Form W-2, including an Employee’s portion of salary deferral contributions pursuant to Section 401(k) of the Code and any amount excludable from income pursuant to Section 125 of the Code.

(c)         “Continuous Status as an Employee” means the absence of any interruption or termination of service as an Employee.  Continuous Status as an Employee shall not be considered interrupted in the case of (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Board or its delegate, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company and its Designated Subsidiaries.

(d)        “Contributions” means all amounts credited to the account of a participant pursuant to the Plan.

(e)        “Corporate Transaction” means a sale of all or substantially all of the Company’s assets, or a merger, consolidation or other capital reorganization of the Company with or into another corporation, or any other transaction or series of related transactions in which the Company’s shareholders immediately prior thereto own less than 50% of the voting stock of the Company (or its successor or parent) immediately thereafter.

(f)         “Designated Subsidiaries” means the Subsidiaries that have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

(g)         “Employee” means any person, including an Officer, who is an Employee for tax purposes and who is customarily employed for at least twenty (20) hours per week and more than five (5) months in a calendar year by the Company or one of its Designated Subsidiaries.

(h)        “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(i)         “Offering Date” means the first business day of each Offering Period of the Plan.

(j)       “Offering Period” means a period of three (3) months commencing on February 16, May 16, August 16, and November 16 of each year.

(k)        “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(l)        “Purchase Date” means the last day of each Offering Period of the Plan.

(m)       “Purchase Price” means with respect to an Offering Period an amount equal to 85% of the Fair Market Value (as defined in Section 8(b) below) of a Share of Common Stock on the Purchase Date, unless otherwise determined by the Board. The Board may in its discretion, and without shareholder approval, change the “Purchase Price” from the formula set forth above, provided that the Purchase Price may not be less than the lesser of (a) 85% of the Fair Market Value of a Share on the Offering Date and (b) 85% of the Fair Market Value of a Share on the Purchase Date.

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(n)        “Share” means a share of Common Stock, as adjusted in accordance with Section 19 of the Plan.

(o)         “Subsidiary” means a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary of the Company, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary of the Company.

3.        Administration.   The Board, or a committee designated by the Board (in which event all references in this Plan to the “Board” shall be to the designated committee, unless otherwise specified by the Board), shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan, including those set forth below in Section 20(b). Determinations made by the Board with respect to any matter or provision contained in the Plan shall be final, conclusive and binding upon the Company and all participants, their heirs or legal representatives. The Board (or a committee designated by the Board) may delegate its duties and authority to such of the Company’s officers or employees as it so determines.

4.        Eligibility.

(a)        Any person who is an Employee as of the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan, subject to the requirements of Section 7(a) and the limitations imposed by Section 423(b) of the Code.

(b)        Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan if such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) owns capital stock or holds options to purchase capital stock, or as a result of being granted an option under the Plan, would own stock or hold options to purchase capital stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company.

5.         Offering Periods.  The Plan shall be generally implemented by a series of Offering Periods of three (3) months’ duration, with new Offering Periods commencing on or about February 16, May 16, August 16, and November 16 of each year (or at such other time or times as may be determined by the Board). The last day of each Offering Period (shall be the “Purchase Date” for such Offering Period.   The Plan shall continue until terminated in accordance with Section 20 hereof.  The Board shall have the power to change the duration and/or the frequency of Offering Periods with respect to future offerings and purchases without shareholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected.

6.         Participation.

(a)        An eligible Employee may become a participant in an Offering Period under the Plan by completing a subscription agreement on the form provided by the Company and filing it with the Company’s Senior Vice President, Director of Human Resources (the “Designated Representative”) no later than the tenth (10th) business day prior to the applicable Offering Date, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given Offering Period. The subscription agreement shall set forth the percentage of the participant’s Compensation (subject to Section 7(a) below) to be paid as Contributions pursuant to the Plan.  An eligible Employee who does not timely deliver a subscription agreement by the date specified in advance of the applicable Offering Date shall not participate in that Offering Period and shall not participate in any subsequent Offering Period unless such Employee enrolls in the Plan by timely delivering a subscription agreement to the Designated Representative prior to the Offering Date of the applicable, subsequent Offering Period. Once an Employee becomes a participant in an Offering Period, such Employee will automatically participate in the Offering Period commencing immediately following the last day of that Offering Period (without any requirement to file any additional subscription agreement) unless the Employee withdraws from the Plan or terminates further participation in the Offering Period as set forth in Section 12 below. Any participant who has not withdrawn from the Plan pursuant to Section 12 below will automatically be re-enrolled in the Plan and granted a new option on the Offering Date of the subsequent Offering Period.

(b)        Payroll deductions shall commence on the first payroll period end date following the Offering Date and shall continue until the payroll period end date immediately preceding the Purchase Date of the Offering Period to which the subscription agreement is applicable, unless sooner terminated by the participant as provided in Section 12.

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7.         Method of Payment of Contributions.

(a)        A participant shall elect to have payroll deductions made on each payroll period end date during the Offering Period in one percent (1%) increments in an amount not less than one percent (1%) and not more than fifteen percent (15%) (or such other percentage as the Board may establish from time to time before an Offering Date) of such participant’s Compensation on each payday during the Offering Period.  All payroll deductions made by a participant shall be credited to his or her account under the Plan.  A participant may not make any additional payments into such account.

(b)        A participant may discontinue his or her participation in the Plan as provided in Section 12, or, unless otherwise provided by the Board, on one occasion only during an Offering Period may increase or decrease the rate of his or her Contributions with respect to the ongoing Offering Period by completing and filing with the Company a new subscription agreement authorizing a change in the payroll deduction rate.  The change in rate shall be effective as of the beginning of the next calendar month following the date of filing of the new subscription agreement if the agreement is filed at least ten (10) business days prior to such date and, if not, as of the beginning of the next succeeding calendar month.

(c)        Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 4(b) herein, a participant’s payroll deductions may be decreased during any Offering Period scheduled to end during the current calendar year to 0%.  Payroll deductions shall re-commence at the rate provided in such participant’s subscription agreement at the beginning of the first Offering Period that is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 12.

8.         Grant of Option.

(a)        On the Offering Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Purchase Date a number of Shares determined by dividing such Employee’s Contributions accumulated during such Offering Period prior to such Purchase Date and retained in the participant’s account as of the Purchase Date by the applicable Purchase Price; provided that in no event shall the number of Shares subject to any option granted pursuant to this Plan exceed the limitations set forth in Section 10 and provided further that such purchase pursuant to such option shall be subject to the limitations set forth in Section 4(b) and Section 15.

(b)        For purposes of this Plan, the term “Fair Market Value” means, as of any date, the value of a Share of Common Stock determined as follows: (i) if such Common Stock is then quoted on the Nasdaq Stock Market, its closing price on the Nasdaq Stock Market on the date of determination as reported in The Wall Street Journal (or, if no such prices are reported for such date, the most recent day for which such prices are available shall be used); (ii) if such Common Stock is publicly traded and is then listed on another national securities exchange, its closing price on the date of determination on such other national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal (or, if no such prices are reported for such date, the most recent day for which such prices are available shall be used); (iii) if such Common Stock is publicly traded but is not quoted on the Nasdaq Stock Market nor listed or admitted to trading on another national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal (or, if no such prices are reported for such date, the most recent day for which such prices are available shall be used); or (iv) if none of the foregoing is applicable, by other reasonable valuation method as the Board shall, in its discretion, select and apply in good faith.

9.         Exercise of Option.  Unless a participant withdraws from the Plan or the participant’s participation in the Plan has otherwise terminated as provided in Section 12, his or her option for the purchase of Shares will be exercised automatically on each Purchase Date of an Offering Period, and the maximum number of full Shares subject to the option will be purchased at the applicable Purchase Price with the accumulated Contributions in his or her account. No fractional Shares shall be issued.  Any payroll deductions accumulated in a participant’s account that are not sufficient to purchase a full Share shall be retained in the participant’s account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in Section 12 below.  Any other amounts left over in a participant’s account after a Purchase Date shall be returned to the participant, including as a result of an oversubscription of the Plan as provided in Section 10(d). The Shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Purchase Date.  During his or her lifetime, a participant’s option to purchase Shares hereunder is exercisable only by him or her.

10.          Limitations on Shares to Be Purchased.

(a)          No Employee shall be entitled to purchase Shares under the Plan at a rate which, when aggregated with his or her rights to purchase Shares of Common Stock under all other employee stock purchase plans (as defined in Section 423 of the Code) of the Company or any Subsidiary, exceeds $25,000 in fair market value, determined as of the date such right is granted (or such other limit as may be imposed by the Code) for each calendar year in which the employee participates in the Plan.

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(b)           Subject to Sections 7(a), 10(a) and 19(a) of the Plan, the maximum number of Shares that a participant may purchase on any single Purchase Date shall not exceed 500 Shares (the “Maximum Share Amount”); provided that prior to the commencement of any Offering Period, the Board may, in its sole discretion and without stockholder approval, change the Maximum Share Amount with respect to that Offering Period. If a new Maximum Share Amount is set, then all participants must be notified of such Maximum Share Amount prior to the commencement of the next Offering Period. Once a Maximum Share Amount is set, it shall continue to apply in respect of all succeeding Offering Periods unless revised by the Board as set forth above.

(c)           If a participant is precluded by the limitations of Sections 10(a) or 10(b) from purchasing additional Shares under the Plan, then his or her payroll deductions shall automatically be discontinued and shall resume at the beginning of the next Offering Period or in which such participant is eligible to participate.

(d)           If the number of Shares to be purchased on a Purchase Date by all employees participating in the Plan exceeds the number of Shares then available for issuance under the Plan, the Company shall make a pro rata allocation of the remaining Shares available for purchase on such Purchase Date in as uniform a manner as shall be practicable and as the Board shall determine in its sole discretion to be equitable among all participants exercising options to purchase Shares on such Purchase Date, and continue any Offering Period then in effect (subject to any Board decision to terminate any Offering Period then in effect pursuant to Section 20 below). In such event, the Company shall give written notice of such reduction of the number of Shares to be purchased under a participant’s option to each employee affected thereby. Any payroll deductions accumulated in such participant’s account which are not used to purchase Shares due to the limitations in this Section 10(d) shall be returned to the participant in accordance with Section 9.

11.         Delivery.  As promptly as practicable after each Purchase Date of each Offering Period, the number of Shares purchased by each participant upon exercise of his or her option shall be deposited into an account established in the participant’s name with the Company’s transfer agent.

12.       Voluntary Withdrawal; Termination of Employment.

(a)        A participant may withdraw all but not less than all of the Contributions credited to his or her account under the Plan at any time prior to each Purchase Date by giving written notice to the Designated Representative at least three (3) business days prior to the end of the Offering Period.  Upon withdrawal from the Plan, (i) all of the participant’s Contributions credited to his or her account will be paid to him or her promptly after receipt of his or her notice of withdrawal; (ii) his or her option for the current Offering Period will be automatically terminated and no further Contributions for the purchase of Shares will be made during the Offering Period; and (iii) his or her interest in the Plan shall terminate. In the event an Employee voluntarily withdraws from the Plan, he or she may not resume participation in the Plan during the same Offering Period, but such participant may participate in any Offering Period under the Plan which commences on a date subsequent to such withdrawal by filing a new subscription agreement in the same manner as set forth in Section 6 above for initial participation.

(b)        Upon termination of the participant’s Continuous Status as an Employee prior to the Purchase Date of an Offering Period for any reason, including retirement or death, (i) all of the participant’s Contributions credited to his or her account will be paid to him or her, or in the case of the participant’s death, to the person entitled thereto under Section 15; (ii) his or her option for the current Offering Period will be automatically terminated and no further Contributions for the purchase of Shares will be made during the Offering Period; and (iii) his or her interest in the Plan shall terminate.

(c)        In the event an Employee fails to remain in Continuous Status as an Employee of the Company for at least twenty (20) hours per week during the Offering Period in which the employee is a participant, he or she will be deemed to have elected to withdraw from the Plan in accordance with Section 12(a) above.

13.       Interest.  No interest shall accrue on or be paid with respect to the Contributions of any participant in the Plan.

14.       Stock.

(a)        Subject to adjustment as provided in Section 19, the maximum number of Shares which shall be made available for sale under the Plan shall be 150,000 Shares.

(b)        The participant shall have no interest or voting right in Shares covered by his or her option until such option has been exercised.

(c)        Shares to be delivered to a participant under the Plan will be registered in the name of the participant.

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15.       Designation of Beneficiary.

(a)        A participant may designate a beneficiary who is to receive any Shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to the end of an Offering Period but prior to delivery to him or her of such Shares and cash; provided that any such beneficiary designation shall not apply to any Shares held in a participant’s Plan account that were purchased on any Purchase Date preceding the Purchase Date immediately prior to the participant’s death.  In addition, a participant may designate a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to the Purchase Date of an Offering Period.

(b)        Such designation of beneficiary may be changed by the participant at any time by written notice.  In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the participant.

(c)        The sufficiency or validity of any beneficiary designation made pursuant to this Section 15 is subject to relevant state, local and federal law.

16.      Transferability.  Neither Contributions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 15) by the participant.  Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 12(a).

17.       Use of Funds.  All Contributions received or held by the Company under the Plan are credited to his or her account under the Plan and are deposited with the general funds of the Company. All Contributions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions unless required by applicable law.

18.       Reports.  Individual accounts will be maintained for each participant in the Plan.  Statements of account, or access to electronic statements of account, will be provided to participating Employees by the Company at least annually, which statements will set forth the amounts of Contributions, the per Share Purchase Price, the number of Shares purchased and the remaining cash balance, if any.

19.       Adjustments Upon Changes in Capitalization; Corporate Transactions.

(a)        Adjustment.  Subject to any required action by the shareholders of the Company, the number of Shares covered by each option under the Plan that has not yet been exercised and the number of Shares that have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the “Reserves”), as well as the maximum number of shares of Common Stock that may be purchased by a participant in an Offering Period, the number of shares of Common Stock set forth in Section 14(a) above, and the price per Share of Common Stock covered by each option under the Plan that has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, recapitalization, subdivision, combination, reclassification of the Common Stock or similar change in the capital structure of the Company without receipt of consideration (including any such change in the number of Shares of Common Stock effected in connection with a change in domicile of the Company), or there is a change in corporate structure (including without limitation a spin-off) or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company; provided however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”  Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.  Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an option.

(b)        Corporate Transactions.

(i)          In the event of a dissolution or liquidation of the Company, any Offering Period then in progress will terminate immediately prior to the consummation of such action, unless otherwise provided by the Board. In such event, the Board may, in the exercise of its sole discretion, declare that the options under the Plan shall terminate as of a date fixed by the Board and give each participant the right to exercise his or her option as to all of the optioned Shares.

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(ii)          In the event of a Corporate Transaction, each option outstanding under the Plan shall be assumed or an equivalent option shall be substituted by the successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that (i) all participants will be deemed to have withdrawn from the Offering Period as of a date fixed by the Board (such date to occur on or before the date of consummation of the Corporate Transaction), upon which date the Offering Period then in progress and the Plan shall terminate, and all Contributions credited to a participant’s account will be paid to him or her promptly following such date, provided that until the date of such termination, the Plan shall operate in accordance with Plan terms; or (ii) the Offering Period then in progress shall be shortened and a new Purchase Date shall be set, which purchase date must be on or before the date of consummation of the Corporate Transaction (the “New Purchase Date”), as of which date any Offering Period then in progress will terminate.  The Board shall notify each participant in writing at least ten (10) days prior to any early termination date or New Purchase Date, such notice to provide with respect to any New Purchase Date, that the Purchase Date for his or her option has been changed to the New Purchase Date and that his or her option will be exercised automatically on the New Purchase Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 12.  For purposes of this Section 19, an option granted under the Plan shall be deemed to be assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction, each holder of an option under the Plan would be entitled to receive upon exercise of the option the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to the transaction, the holder of the number of Shares of Common Stock covered by the option at such time (after giving effect to any adjustments in the number of Shares covered by the option as provided for in this Section 19); provided however, that if the consideration received in the transaction is not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in Fair Market Value to the per Share consideration received by holders of Common Stock in the transaction.

(iii)          The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per Share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of Shares of its outstanding Common Stock, and in the event of the Company’s being consolidated with or merged into any other corporation.

20.       Amendment or Termination.

(a)        The Board may at any time and for any reason terminate or amend the Plan.  Any amendment of the Plan shall be subject to approval of the Company’s shareholders in the manner and to the extent required by applicable law. In addition, without limiting the foregoing, the Board may not amend the Plan without approval of the Company’s shareholders if such amendment would (i) increase the number of Shares that may be issued under the Plan or (ii) expand the designation of Employees (or class of Employees) eligible for participation in the Plan.

(b)       Without shareholder consent, the Board (or its delegate) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed and submitted subscription agreements and/or changes in contribution amounts, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Board determines in its sole discretion advisable that are consistent with the Plan.

(c)          For the avoidance of doubt, the authority to take action under this Section 20 may not be delegated to an officer or other employee unless such amendment is deemed ministerial or technical in nature by the delegate in its sole discretion.

21.       Notices.  All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

22.       Conditions Upon Issuance of Shares.  Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, applicable state securities laws and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to approval of counsel to the Company with respect to such compliance. The Company shall have no liability for failure to issue any Shares under the Plan in the event that such issuance cannot be accomplished in compliance with all applicable laws.

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

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23.          Tax Qualification. Although the Company may endeavor to (a) qualify an option for favorable tax treatment under the laws of the United States or (b) avoid adverse tax treatment, the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on participants under the Plan.

24.         Term of Plan; Effective Date.  The Plan shall become effective upon approval by the Company’s shareholders.  It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 20 (subject to the ability of shareholders to approve extensions of this term).

25.          No Rights to Continued Employment. Neither this Plan nor the grant of any option hereunder shall confer any right on any employee to remain in the employ of the Company or any Subsidiary or restrict the right of the Company or any Subsidiary to terminate such employee’s employment.

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REVOCABLE PROXY
PEAPACK-GLADSTONE FINANCIAL CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John D. Kissel, James R. Lamb and Philip W. Smith, III, or any one of them, as Proxy, each with full power to appoint his substitute and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of Peapack-Gladstone Financial Corporation (the "Corporation"), standing in the undersigned's name at the Annual Meeting of Shareholders of the Corporation to be held on April 22, 2014 at 2:00 p.m. or any adjournment thereof. The undersigned hereby revokes any and all proxies heretofore given with respect to the meeting.

Mark here if you plan to attend the meeting. ☐

Mark here for address change. ☐

____

____

____

IMPORTANT ANNUAL MEETING INFORMATION

THE PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT:

http://www.cfpproxy.com/5395

FOLD HERE – PLEASE DO NOT DETACH – PLEASE ACT PROMPTLY
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

X **PLEASE MARK VOTES AS IN THIS EXAMPLE**

1. ELECTION OF TWELVE (12) DIRECTORS — For All ☐ With-hold All ☐ For All Except ☐

(01) Finn M. W. Caspersen, Jr.	(02) Dr. Susan A. Cole	(03) Anthony J. Consi, II
(04) Edward A. Gramigna, Jr.	(05) Douglas L. Kennedy	(06) Frank A. Kissel
(07) John D. Kissel	(08) James R. Lamb	(09) Edward A. Merton
(10) F. Duffield Meyercord	(11) Philip W. Smith, III	(12) Beth Welsh

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the nominee name(s) in the space provided below.

____

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

This Proxy, when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION is made, this Proxy will be voted "FOR" the election of all twelve nominees for Director and for proposals 2, 3, 4, and 5.

Please be sure to date and sign this proxy card in the box below.

Date

Sign above — Co-holder (if any) sign above

Please sign exactly as names appear above. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full corporate names by President or other authorized officer. If a partnership or limited liability company, please sign in the entity name by an authorized person.

5395

REVOCABLE PROXY
PEAPACK-GLADSTONE FINANCIAL CORPORATION

YOUR VOTE IS IMPORTANT!
PROXY VOTING INSTRUCTIONS

Shareholders of record have three ways to vote:
1. By Telephone (using a Touch-Tone Phone); or
2. By Internet; or
3. By Mail.

To Vote by Telephone:

Call 1-855-652-7331 Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., April 22, 2014.

To Vote by Internet:

Go to http://www.rtcoproxy.com/pgc prior to 3 a.m., April 22, 2014.

Please note that the last vote received from a shareholder, whether by telephone, by Internet or by mail, will be the vote counted.

Mark here if you plan to attend the meeting. ☐

Mark here for address change. ☐

____

____

____

Annual Meeting Materials are available at:
http://www.cfpproxy.com/5395

FOLD HERE IF YOU ARE VOTING BY MAIL
PLEASE DO NOT DETACH

X PLEASE MARK VOTES AS IN THIS EXAMPLE

	For All	With-hold All	For All Except
1. ELECTION OF TWELVE (12) DIRECTORS	☐	☐	☐

(01) Finn M. W. Caspersen, Jr.	(02) Dr. Susan A. Cole	(03) Anthony J. Consi, II
(04) Edward A. Gramigna, Jr.	(05) Douglas L. Kennedy	(06) Frank A. Kissel
(07) John D. Kissel	(08) James R. Lamb	(09) Edward A. Merton
(10) F. Duffield Meyercord	(11) Philip W. Smith, III	(12) Beth Welsh

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the nominee name(s) in the space provided below.

____

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

This Proxy, when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION is made, this Proxy will be voted "FOR" the election of all twelve nominees for Director and for proposals 2, 3, 4, and 5.

Please be sure to date and sign this proxy card in the box below.

Date

Sign above ______________ Co-holder (if any) sign above

When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

PEAPACK-GLADSTONE FINANCIAL CORPORATION — ANNUAL MEETING, APRIL 22, 2014

YOUR VOTE IS IMPORTANT!

Annual Meeting Materials are available on-line at:

http://www.cfpproxy.com/5395

You can vote in one of three ways:

1. Call **toll free 1-855-652-7331** on a Touch-Tone Phone. There is **NO CHARGE** to you for this call.

or

2. Via the Internet at **http://www.rtcoproxy.com/pgc** and follow the instructions.

or

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

(Continued, and to be marked, dated and signed, on the other side)

REVOCABLE PROXY

Peapack-Gladstone Financial Corporation

ANNUAL MEETING OF SHAREHOLDERS
April 22, 2014
2:00 p.m.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John D. Kissel, James R. Lamb and Philip W. Smith, III, or any one of them, as Proxy, each with full power to appoint his substitute and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of Peapack-Gladstone Financial Corporation (the "Corporation"), standing in the undersigned's name at the Annual Meeting of Shareholders of the Corporation to be held on April 22, 2014 at 2:00 p.m. or any adjournment thereof. The undersigned hereby revokes any and all proxies heretofore given with respect to the meeting.

PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR THE INTERNET OR COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

5395